SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant   |X|
Filed by a Party other than the Registrant   |_|

Check the appropriate box:

|X|  Preliminary Proxy Statement              |_|  Confidential, for Use of the
|_|  Definitive Proxy Statement                    Commission Only (as permitted
|_|  Definitive Additional Materials               by Rule 14a-6(e)(2))
|_|  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                             CONEXANT SYSTEMS, INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
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|_|  Fee paid previously with preliminary materials:

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|_|  Check box if any of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount Previously Paid:

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                                PRELIMINARY COPY
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[CONEXANT LOGO]

Conexant Systems, Inc.
4311 Jamboree Road
Newport Beach, CA 92660-3095
949-483-6000

January 3, 2000

Dear Shareowner:

         Conexant's 2000 Annual Meeting of Shareowners will be held at 10:00 a.m. on Thursday, February 10, 2000 at the Company's headquarters, located at 4311 Jamboree Road in Newport Beach, California. We look forward to your attending either in person or by proxy. Details of the business to be conducted at the Annual Meeting are included in the attached Notice of Annual Meeting and the Proxy Statement. Shareowners may also access the Notice of Annual Meeting and the Proxy Statement via the Internet at http://www.conexant.com.

         If you plan to attend the meeting, please request an admittance card by marking the appropriate box on the Proxy Card and returning it in the enclosed envelope, or by indicating your intention to attend when voting by telephone or via the Internet, and an admittance card will be forwarded to you promptly.



                               Sincerely yours,

                               Dwight W. Decker
                               Chairman of the Board and Chief Executive Officer

                                PRELIMINARY COPY
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RETURN OF PROXY CARD

         Please complete, sign, date and return the accompanying Proxy Card promptly in the enclosed addressed envelope, even if you plan to attend the Annual Meeting. Postage need not be affixed to the envelope if mailed in the United States.

         The immediate return of your proxy will be of great assistance in preparing for the Annual Meeting and is therefore urgently requested. If you attend the Annual Meeting and have made arrangements to vote in person, your Proxy Card will not be used.


VOTING ELECTRONICALLY OR BY TELEPHONE

         Instead of submitting your proxy vote with the paper Proxy Card, you may be able to vote electronically via the Internet or by telephone in accordance with the procedures set forth on the Proxy Card.


IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON

         If you plan to attend the Annual Meeting to be held on Thursday, February 10, 2000, at Conexant's headquarters, located at 4311 Jamboree Road, Newport Beach, California, please be sure to request an admittance card by:

         o marking the appropriate box on the Proxy Card and mailing the card using the enclosed envelope;

         o indicating your desire to attend the meeting through Conexant's telephone or Internet voting procedures; or

         o    returning the enclosed request for an admittance card.

         If you plan to attend the Annual Meeting, it will be necessary for you to obtain an admittance card. Seating at the Annual Meeting will be limited, therefore, request or receipt of an admittance card does not guarantee availability of a seat.

         If your shares are not registered in your own name and you plan to attend the Annual Meeting and vote your shares in person, you should contact your broker or agent in whose name your shares are registered to obtain a broker's proxy and bring it to the Annual Meeting in order to vote.

                                PRELIMINARY COPY
                                ----------------

                             Conexant Systems, Inc.
                               4311 Jamboree Road
                          Newport Beach, CA 92660-3095

                     Notice of Annual Meeting of Shareowners
                     ---------------------------------------

Dear Shareowner:

         You are cordially invited to attend the 2000 Annual Meeting of Shareowners of Conexant Systems, Inc. ("Conexant" or the "Company") which will be held on Thursday, February 10, 2000, at Conexant's headquarters, 4311 Jamboree Road, Newport Beach, California, at 10:00 a.m., Pacific Standard Time. The Annual Meeting is being held for the following purposes:

1. To elect two members of the Board of Directors of the Company with terms expiring at the 2003 Annual Meeting of Shareowners;

2. To approve an amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 500,000,000 to 1,000,000,000 and the number of authorized shares of Preferred Stock from 25,000,000 to 50,000,000;

3. To approve an amendment to the Conexant Systems, Inc. 1999 Long-Term Incentives Plan to increase the number of shares of Common Stock of the Company for which awards may be granted thereunder by 7,500,000 shares;

4. To ratify the appointment by the Board of Directors of the accounting firm of Deloitte & Touche LLP as independent auditors for the Company for the current fiscal year; and

5. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         These items are fully discussed in the following pages. Only shareowners of record at the close of business on December 14, 1999 will be entitled to notice of, and to vote at, the Annual Meeting. A list of shareowners entitled to vote will be available for inspection at the offices of Conexant, 4311 Jamboree Road, Newport Beach, California 92660-3095, for ten days prior to the Annual Meeting.

         Shareowners are requested to complete, date, sign and return the Proxy Card as promptly as possible. A return envelope is enclosed. Submitting your proxy with the Proxy Card, or via the Internet, or by telephone will not affect your right to vote in person should you decide to attend the Annual Meeting.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        Dennis E. O'Reilly
                                        Secretary

January 3, 2000
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                                PRELIMINARY COPY
                                ----------------

                             Conexant Systems, Inc.
                               4311 Jamboree Road
                      Newport Beach, California 92660-3095

                                 Proxy Statement
                                 ---------------

         The enclosed proxy is solicited by the Board of Directors of Conexant Systems, Inc. ("Conexant" or the "Company") for use in voting at the 2000 Annual Meeting of Shareowners (the "Annual Meeting") to be held at Conexant's headquarters in Newport Beach, California, on Thursday, February 10, 2000, at 10:00 a.m., Pacific Standard Time, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of 2000 Annual Meeting of Shareowners. This proxy statement and the proxy are first being mailed to shareowners and made available on the Internet (www.conexant.com) on or about January 3, 2000.

         This is the Company's first solicitation of proxies for its Annual Meeting of Shareowners since the Company began operations as an independent, publicly-held company. The Company, which was incorporated in 1996, became a publicly-held company through the pro rata distribution by Rockwell International Corporation ("Rockwell") of all the outstanding shares of Common Stock, par value $1 per share, of the Company, to Rockwell's shareowners on December 31, 1998 (the "Distribution").

         On September 13, 1999, the Board of Directors of the Company declared a 2-for-1 stock split in the form of a stock dividend payable on October 29, 1999 to holders of record of the Company's Common Stock as of the close of business on September 24, 1999. In connection with the stock split certain adjustments were made to the Company's stock-based compensation plans and outstanding awards thereunder. All information in this Proxy Statement regarding the Company's Common Stock and awards under the Company's stock-based compensation plans gives effect to the stock split and the related adjustments. For presentation purposes, references made to the September 30, 1999 period relate to the actual fiscal year ended October 1, 1999.

Voting and Revocability of Proxies

         When proxies are properly dated, executed and returned, the shares they represent will be voted at the Annual Meeting in accordance with the instructions of the shareowner. If no specific instructions are given, the shares will be voted FOR the election of the nominees for directors set forth herein, FOR the amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 500,000,000 to 1,000,000,000 and the number of authorized shares of Preferred Stock from 25,000,000 to 50,000,000, FOR the amendment of the Conexant Systems, Inc. 1999 Long-Term Incentives Plan (the "1999 LTIP") to increase the number of shares of Common Stock of the Company for which awards may be granted thereunder, and FOR ratification of the appointment of the independent auditors. In addition, if other matters come before the Annual Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters. A shareowner giving a proxy has the power to revoke it at any time prior to its exercise by voting in person at the Annual Meeting, by giving written notice of revocation to the Secretary prior to the Annual Meeting or by giving a valid, later dated proxy.

         The enclosed proxy also offers shareowners the option to receive materials for any future shareowner meeting electronically via the Internet. A shareowner who consents to receiving such materials electronically may revoke such consent at any time. The Company will continue to distribute printed materials for future shareowner meetings to Shareowners who do not consent to receive such materials electronically.

         It is the Company's policy to keep confidential proxy cards, ballots and voting tabulations that identify individual shareowners except as may be necessary to meet any applicable legal requirements and, in the case of any contested proxy solicitation, as may be necessary to permit proper parties to verify the propriety of proxies presented by any person and the results of the voting. The inspectors of election and any employees associated with processing proxy cards or ballots and tabulating the vote are required to acknowledge their responsibility to comply with this policy of confidentiality.

         Each share of Common Stock of the Company outstanding on the record date will be entitled to one vote on all matters. The two candidates for election as directors at the Annual Meeting who receive the highest number of affirmative votes, a quorum being present, will be elected. The approval of the amendment to the Restated Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock and Preferred Stock will require the affirmative vote of the holders of a majority of the outstanding shares entitled to vote. The approval of the amendment to the 1999 LTIP and the ratification of the appointment of the independent auditors each will require the affirmative vote of a majority of the shares of the Company's Common Stock present or represented by proxy and entitled to vote at the Annual Meeting, a quorum being present. Because abstentions with respect to any matter are treated as shares present or represented by proxy and entitled to vote for the purposes of determining whether that matter has been approved by the shareowners, abstentions have the same effect as negative votes for each proposal, other than the election of directors. Broker non-votes are not deemed to be present or represented by proxy for purposes of determining whether shareowner approval of that matter has been obtained, but they are counted as present for purposes of determining the existence of a quorum at the Annual Meeting.

Record Date, Quorum and Share Ownership

         Only shareowners of record at the close of business on December 14, 1999 will be entitled to vote at the Annual Meeting. The presence in person or by proxy of a majority of the shares of Common Stock outstanding on the record date is required for a quorum. As of December 14, 1999, there were [ ] shares of the Company's Common Stock issued and outstanding. On December 14, 1999, Wells Fargo Bank, N.A., Los Angeles, California, as trustee under Rockwell's Savings Plan for participating employees and former employees of Rockwell or its predecessor, held [ ] shares of the Company's Common Stock, representing approximately [ ]% of the total outstanding shares of the Company's Common Stock. Shares held by the trustee of the Rockwell Savings Plan on account of the participants in such plan will be voted by the trustee in accordance with instructions from the participants (either in writing or by means of the Company's telephone or Internet voting procedures), and where no instructions are received, as the trustee deems proper.

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ELECTION OF DIRECTORS (Proposal 1)

         The Company's Restated Certificate of Incorporation provides that the Board of Directors shall consist of three classes of directors with overlapping three-year terms. One class of directors is to be elected each year with terms extending to the third succeeding Annual Meeting after election. The Restated Certificate of Incorporation provides that the Board shall maintain the three classes so as to be as nearly equal in number as the then total number of directors permits. The two directors in Class I will be elected at the 2000 Annual Meeting to serve for a term expiring at the Company's Annual Meeting in the year 2003. The two directors in Class II and the one director in Class III are serving terms expiring at the Company's Annual Meeting of Shareowners in 2001 and 2002, respectively.

         Until November 30, 1998, the Company's Board of Directors consisted of three members, including Messrs. Dwight W. Decker and Donald R. Beall. In anticipation of the Distribution, effective on November 30, 1998 the Company's Board of Directors was expanded to five members, an interim director resigned, three additional directors of the Company were elected and the directors were divided into three classes, in each case, as provided in the By-laws of the Company.

         Unless marked otherwise, proxies received will be voted FOR the election of each of the two nominees specified in "Class I - Nominees for Directors with Terms Expiring in 2003", below, who now serve as directors with terms extending to the 2000 Annual Meeting and until their successors are elected and qualified. If either such nominee for the office of director is unwilling or unable to serve as a nominee for the office of director at the time of the Annual Meeting, the proxies may be voted either (1) for a substitute nominee who shall be designated by the proxy holders or by the present Board of Directors to fill such vacancy or (2) for the other nominee only, leaving a vacancy. Alternatively, the size of the Board may be reduced so that there is no vacancy. The Board of Directors has no reason to believe that either of such nominees will be unwilling or unable to serve if elected as a director. Such persons have been nominated to serve until the 2003 Annual Meeting of Shareowners and until their successors are elected and qualified.

         The Board of Directors recommends a vote FOR the election of each of the nominees listed below.

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Information as to Nominees for Directors and Continuing Directors

         There is shown below for each nominee for director and each continuing director, as reported to the Company, the name, age and principal occupation; the position, if any, with the Company; and other directorships held.

Class I - Nominees for Directors with Terms Expiring in 2003

DWIGHT W. DECKER                        Mr. Decker has been a  Director of
49 years old                            Conexant since its incorporation in
Chairman of the Board and     [PHOTO]   1996.  Mr. Decker has been Chairman and
Chief Executive Officer of              Chief Executive Officer of the Company
the Company                             since November 1998 and was President
                                        and Chief Executive Officer of the
                                        Company since its incorporation in 1996
                                        to November 1998.  Mr. Decker was Senior
                                        Vice President of Rockwell and
                                        President, Rockwell Semiconductor
                                        Systems from July 1998 until December
                                        1998; Senior Vice President of Rockwell
                                        and President, Rockwell Semiconductor
                                        Systems and Electronic Commerce from
                                        March 1997 to July 1998; President,
                                        Rockwell Semiconductor Systems from
                                        October 1995 to March 1997; President,
                                        Telecommunications of Rockwell from June
                                        1995 to October 1995; and Vice
                                        President/General Manager, Digital
                                        Communications Division of Rockwell's
                                        Telecommunications Division from January
                                        1993 to June 1995.

F. CRAIG FARRILL                        Mr. Farrill has been a Director of
47 years old                            Conexant since 1998.  He has been Chief
Chief Technical Officer,      [PHOTO]   Technical Officer of Vodafone AirTouch
Vodafone AirTouch Public                Public Limited Company (wireless
Limited Company                         communications) since June 1998 and was
                                        corporate Vice President, Strategic
                                        Technology of its predecessor, AirTouch
                                        Communications, Inc. (wireless
                                        communications) from June 1996 to June
                                        1998. From June 1991 to June 1996, he
                                        served as Vice President of Technology,
                                        Planning and Development of AirTouch
                                        Communications, Inc. He is also a member of the Board of Directors and a corporate officer of the CDMA
                                        Development Group, a digital cellular
                                        technology consortium, which he founded
                                        in 1993.

Class II - Continuing Directors with Terms Expiring in 2001

DONALD R. BEALL                         Mr. Beall has been a Director of
61 years old                            Conexant since 1998.  He is the retired
Retired Chairman and Chief    [PHOTO]   Chairman of the Board and Chief
Executive Officer of                    Executive Officer of Rockwell
Rockwell International                  (electronic controls and communications)
Corporation                             and has been a director of Rockwell
                                        since 1978. He served as Chairman of the Board of Rockwell from February 1988 to
                                        February 1998 and Chief Executive
                                        Officer of Rockwell from February 1988
                                        to September 1997. Mr. Beall is also
                                        Chairman of the Executive Committee of
                                        the Board of Directors of Rockwell. Mr.
                                        Beall is a director of Meritor
                                        Automotive, Inc., The Procter & Gamble
                                        Company and The Times Mirror Company. He is a trustee of California Institute of Technology, a member of the Foundation
                                        Board of Trustees at the University of
                                        California - Irvine and an Overseer of
                                        the Hoover Institution. He is also a
                                        member of The Business Council and
                                        numerous professional, civic and
                                        entrepreneurial organizations.

JERRE L. STEAD                          Mr. Stead has been a Director of
56 years old                            Conexant since 1998.  He has been
Chairman of the Board and     [PHOTO]   Chairman of the Board and Chief
Chief Executive Officer of              Executive Officer of Ingram Micro Inc.
Ingram Micro Inc.                       (computer technology products and
                                        services) since August 1996. Mr. Stead
                                        served as Chief Executive Officer and
                                        Chairman of the Board of LEGENT
                                        Corporation (software development) from
                                        January 1995 to August 1995. Prior
                                        thereto, Mr. Stead was Executive Vice
                                        President, American Telephone and
                                        Telegraph Company and Chief Executive
                                        Officer of AT&T Global Information
                                        Solutions (NCR Corporation) from May
                                        1993 to December 1994. He is a director
                                        of Armstrong World Industries, Inc. and
                                        Thomas & Betts Corporation. Mr. Stead is
                                        Chairman of the Board of the Center of
                                        Ethics and Values at Garrett Seminary on the Northwestern University campus.

Class III - Continuing Director with Term Expiring in 2002

RICHARD M. BRESSLER                     Mr. Bressler has been a Director of
69 years old                            Conexant since 1998.  He served as Chief
Retired Chairman of the       [PHOTO]   Executive Officer of Burlington Northern
Board, El Paso Natural                  Inc. (rail transportation) from 1980
Gas Company                             through 1988.  Mr. Bressler retired in
                                        October 1990 as Chairman of both
                                        Burlington Northern Inc. and Burlington
                                        Resources Inc. (natural resources
                                        operations), positions he had held since
                                        1982 and 1989, respectively. He served
                                        as Chairman of the Plum Creek Management
                                        Company (timber operations) from April
                                        1989 to January 1993. He was Chairman of the El Paso Natural Gas Company (natural gas operations) from October 1990 through December 1993. Mr. Bressler is active in a number of business and civic organizations.


BOARD COMMITTEES AND MEETINGS

         The standing committees of the Board of Directors of the Company are an Audit Committee, a Board Composition Committee, a Compensation and Management Development Committee and a Technology, Environmental and Social Responsibility Committee, each of which is comprised of non-employee directors. The functions of each of these four committees are described below. The members of the standing committees are identified in the following table.

---------------- ----- ----------- ---------------------- ---------------------
                                                               Technology,
                          Board        Compensation &        Environmental &
Director         Audit Composition Management Development Social Responsibility
---------------- ----- ----------- ---------------------- ---------------------
D. R. Beall                 x                x                      x
---------------- ----- ----------- ---------------------- ---------------------
D. M. Bressler     x        x
---------------- ----- ----------- ---------------------- ---------------------
F. C. Farrill               x                                       x
---------------- ----- ----------- ---------------------- ---------------------
J. L. Stead        x        x                x
---------------- ----- ----------- ---------------------- ---------------------

         The Audit Committee reviews the scope and effectiveness of audits of the Company by the Company's independent public accountants and internal auditors; selects and recommends to the Board of Directors the employment of independent public accountants for the Company, subject to approval of the shareowners; reviews the audit plans of the Company's independent public accountants and internal auditors; reviews and approves the fees charged by the independent public accountants; reviews the Company's annual financial statements before their release; reviews the adequacy of the Company's system of internal controls and recommendations of the independent public accountants with respect thereto; reviews and acts on comments and suggestions by the independent public accountants and by the internal auditors with respect to their audit activities; and monitors compliance by the employees of the Company with the Company's standards of business conduct policies. The Committee met once during the 1999 fiscal year.

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

         The principal functions of the Board Composition Committee are to consider and recommend to the Board of Directors qualified candidates for election as directors of the Company and periodically to prepare and submit to the Board of Directors for adoption the Committee's selection criteria for director nominees. The Committee also periodically assesses the performance of the Board of Directors and reports thereon to the Board. Shareowners of the Company may recommend candidates for consideration by the Committee by writing to the Secretary of the Company within certain time periods specified in the Company's By-laws, giving the candidate's name, biographical data and qualifications. Any such recommendation should be accompanied by a written statement from the individual of his or her consent to be named as a candidate and, if nominated and elected, to serve as a director. The Committee did not meet during the 1999 fiscal year.

         The principal functions of the Compensation and Management Development Committee (the "Compensation Committee") are to evaluate the performance of the Company's senior executives and plans for management succession and development, to consider the design and competitiveness of the Company's compensation plans, to review and approve senior executive compensation and to administer the Company's incentive, deferred compensation, stock option and long-term incentives plans pursuant to the terms of the respective plans. The members of the Compensation Committee are ineligible to participate in any of the plans or programs which are administered by the Committee except the Company's Directors Stock Plan (the "Directors Plan"). The Compensation Committee met four times during the 1999 fiscal year.

         The Technology, Environmental and Social Responsibility Committee reviews and monitors science and technological activities of the Company and reviews and assesses the Company's policies and practices in the following areas: employee relations, with an emphasis on equal employment opportunity and advancement; the protection and enhancement of the environment and energy resources; product integrity and safety; employee health and safety; and community and civic relations including programs for and contributions to health, educational, cultural and other social institutions. The Committee met once during the 1999 fiscal year.

         The Board of Directors held ten meetings during the 1999 fiscal year. Each director is expected to attend each meeting of the Board and those committees on which he serves. No director attended less than 75% of all the meetings of the Board and those committees on which he served in 1999.


DIRECTORS' COMPENSATION

         Non-employee directors of the Company receive a retainer at the rate of $30,000 per year for Board service. Pursuant to the Directors Plan, each non-employee director was granted an option to purchase 80,000 shares of the Company's Common Stock in January 1999 at an exercise price of $9.4063 per share and each non-employee director subsequently elected to the Board of Directors will receive an option to purchase 80,000 shares of the Company's Common Stock upon his or her initial election as a director at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. Such stock options will become exercisable in four equal installments on each of the first, second, third and fourth anniversaries of the date the options were granted. Following completion of one year of service on the Board, each non-employee director will thereafter be granted an option for 30,000 shares of the Company's Common Stock immediately after each Annual Meeting of Shareowners of the

Company. Under the terms of the Company's directors' deferred compensation plan, a director may elect to defer all or part of the cash payment of retainer fees until such time as shall be specified with interest on deferred amounts accruing quarterly at 120% of the Federal long-term rate set each month by the Secretary of the Treasury. Each director also has the option each year to determine whether to defer all or any portion of the cash retainer by electing to receive restricted shares valued at the closing price of the Company's Common Stock on the Nasdaq Stock Market on the date each retainer payment would otherwise be made in cash.


REPORT OF THE COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE ON EXECUTIVE
  COMPENSATION

         The Compensation Committee, which consists entirely of non-employee directors (see "Board Committees and Meetings" above), has furnished the following report on executive compensation:


Compensation for Fiscal Year 1999

         The Compensation Committee was constituted in November 1998 shortly prior to the December 31, 1998 spin-off of the Company from Rockwell. Accordingly, substantially all the decisions affecting compensation of the Company's chief executive officer and its other senior executives prior to the spin-off, as well as the various compensation plans applicable to them and other employees of the Company, were made under plans, arrangements and commitments approved by Rockwell shareowners or the Compensation and Management Development Committee of Rockwell's Board of Directors (the "Rockwell Committee").

         The Rockwell Committee set base salaries generally somewhat below competitive levels of other major U.S. industrial companies and provided opportunity for above-market annual incentives based on financial performance criteria of Rockwell's semiconductor systems business ("Semiconductor Systems"). In addition, long-term incentives granted to key executives of Semiconductor Systems under Rockwell's 1995 Long-Term Incentives Plan were provided in the form of business unit performance plans based on the performance of Semiconductor Systems over a three-year performance period, the last of which covered the period from October 1, 1997 through September 30, 2000. Mr. Decker, as President of Semiconductor Systems, received his long-term incentive opportunities one-half through stock option grants and one-half through grants under the business unit performance plan applicable to Semiconductor Systems. No payments were made in respect of grants made for the three-year performance period ended September 30, 1998 based on the performance of Semiconductor Systems in fiscal 1996, 1997 and 1998. In connection with the spin-off of Semiconductor Systems as the Company, grants made in respect of the three-year performance periods ending September 30, 1999 and 2000 were terminated without payment.

         Following its appointment in November 1998, the Compensation Committee developed and implemented compensation policies, plans and programs for the remainder of fiscal 1999 intended to transition the Company's compensation philosophy to one appropriate for the semiconductor industry and other high technology companies with whom the Company

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

competes for talent. In addition, the Company's fiscal 1999 compensation plans were influenced by the critical importance of retaining key executives during the transition of the Company and during a turbulent period in the semiconductor industry in general, the need to control expenses in order to generate earnings in an effort to return the Company to profitability and the expectation that the Company's stock price would be initially low, making the face value of stock-based compensation lower than that of many of the Company's peers.

         In November 1998, the Compensation Committee determined that while the Company was not profitable the base salary of executives should be carefully controlled, provided that base salaries would become competitive once profitability returned. As a result, effective January 1, 1999, the annual base salary of the Company's Chief Executive Officer, Dwight W. Decker was reduced by approximately 20 percent from his 1998 annual salary and the annual base salaries of other senior executives were reduced by approximately 10 percent from their 1998 annual salaries. These salary reductions were to remain in effect until the Company earned a profit in two consecutive quarters, at which time the salary reductions would be rescinded and annual salaries for Mr. Decker and the other senior executives would be increased to levels which would be competitive with the base salaries of the Company's peers.

         In May 1999, in view of the Company's return to profitability for the second quarter of fiscal 1999 and the expectation of profitability for the third quarter of fiscal 1999, the Compensation Committee determined that the annual salaries of the senior executives of the Company should be increased effective July 3, 1999, subject to achieving profitability for the third quarter of fiscal 1999. The salary increases for the executives were based on competitive market data, including an analysis of information from proxy statements of particular companies that are considered generally comparable to the Company and data published in salary surveys of high technology companies. The comparative peer group was expanded to include other high technology companies, in addition to pure semiconductor companies, similar in revenue size to the Company. The salary increases also reflected the Company's then current performance results and a blend of market data and salary grade levels.

         In addition, the Compensation Committee set annual incentive percentage payout targets for the Company's executives to levels more in line with those of semiconductor and other high technology companies. For fiscal 1999 only, the Company's executives received grants of restricted shares of the Company's Common Stock in lieu of payments from the Company's cash incentive plans. Each grant of restricted stock was at a level that was 50 percent of the target cash incentive it replaced. One-half of the restricted stock was to vest upon a 50 percent increase in the price of the Company's Common Stock over the price on the date of grant and the remainder was to vest upon a 100 percent increase in the price of the Company's Common Stock over the price on the date of grant, provided that no restricted stock was to vest prior to one year after the date of grant. In September 1999, in view of the Company's return to profitability earlier than anticipated and the price of the Company's Common Stock increasing by more than 100 percent from the price on the date of grant, the Board of Directors accelerated the vesting of these shares of restricted stock effective October 1, 1999, subject to the Company's satisfaction of certain performance criteria during the fourth quarter of fiscal 1999. All of these shares of restricted stock, as well as certain shares of restricted stock held by other employees, were vested on October 1, 1999.

         The Compensation Committee also provided for initial grants of stock options to executives and other employees under the 1999 LTIP in January 1999. The Compensation Committee considered these stock option grants to executives to be an important component of executive compensation in order for the Company to remain competitive with its peers and to give the executives the opportunity to share in the future success of the Company. In addition, the Compensation Committee noted that in connection with a spin-off, executives of the new spin-off company were often granted significant amounts of stock options in the spin-off company as a long-term incentive. Finally, the Compensation Committee determined that the stock option grants would serve as an important retention tool, particularly for those executives who had not received and would not receive any payouts under the Rockwell long-term incentive plans for the three-year period ended September 30, 1998 and the three-year periods ending September 30, 1999 and 2000.


Compensation Philosophy and Objectives for the Company

         The Compensation Committee has adopted for the Company a general compensation philosophy of "pay for performance" in which total cash compensation should vary with Company performance. The Compensation Committee believes this philosophy is appropriate for the Company as a high technology, semiconductor company. The Compensation Committee's goal is to provide base salary and opportunity for annual incentives sufficient to provide total cash compensation at market competitive levels for major U.S. high technology companies and to provide long-term incentives in the form of stock option grants to its executives at slightly above market competitive levels for major U.S. high technology companies.

         Total cash compensation for the majority of the Company's employees, including its executive officers, consists of the following:

     o   Base salary; and

     o A cash bonus through the Company's incentive compensation program that is related to growth in certain financial performance measures of the Company and is based on an individual bonus target for the performance period.

         Long-term incentive compensation is realized through the granting of stock options and, in some cases, shares of restricted stock, to most employees, including eligible executive officers, under the 1999 LTIP and the Company's 2000 Non-Qualified Stock Plan.

         In addition to encouraging stock ownership by granting stock options and restricted stock, the Company further encourages its employees to own the Company's Common Stock through the Company's 1999 Employee Stock Purchase Plan and 1999 Non-Qualified Employee Stock Purchase Plan, employee stock purchase plans which are generally available to all employees (the "ESPPs"). The ESPPs allow participants to buy the Company's Common Stock at a discount to the market price with up to 10% of their salary and bonuses (subject to certain limits), thereby allowing employees to profit when the value of the Company's Common Stock increases over time.

Setting Executive Compensation

         In setting the base salary and individual bonus target amount for executive officers, the Compensation Committee reviews information relating to executive compensation of U.S.-based semiconductor and other high technology companies that are considered generally comparable to the Company. While there is no specific formula that is used to establish executive compensation in relation to this market data, executive officer base salary is generally set to be around the average salaries for comparable jobs in the marketplace. However, if the Company's business groups meet or exceed certain predetermined financial and non-financial goals, amounts paid under the Company's performance-based compensation programs may lead to total cash compensation levels that are higher than the average salaries for comparable jobs. The Compensation Committee considers the total compensation (earned or potentially available) of the senior executives in establishing each component of compensation. In its review, the Compensation Committee considers the following: (1) industry, peer group and national surveys of other U.S. semiconductor and high technology companies; (2) reports of the independent compensation consultants who advise the Compensation Committee on the Company's compensation programs in comparison with those of other companies which the consultants believe compete with the Company for executive talent; and (3) performance judgments as to the past and expected future contributions of individual senior executives.

         As a result of this process, and in accordance with the Company's compensation philosophy that total cash compensation should vary with Company performance, the Compensation Committee establishes base salaries of the Company's executive officers at levels which the Compensation Committee believes are at the average base salaries of executives of companies considered by the Compensation Committee to be comparable to the Company. In addition, as set forth below, a significant part of each executive officer's potential total cash compensation is dependent on the performance of the Company as measured through its performance-based compensation program.


Performance-Based Compensation

         The Company's executive annual incentive compensation plan is based on the overall financial performance of the Company, the performance of the product platform for which the executive has responsibility or other functional performance criteria and the attainment of strategic development goals. In addition, the executive incentive compensation awards may be adjusted by an individual performance multiplier. The Chief Executive Officer's annual incentive plan has the same components as the executive plan, other than the platform and functional performance criteria. This award may also be adjusted by the Board of Directors based on individual performance. For all executives, the annual incentive award value is targeted at competitive market levels for semiconductor and other high-technology companies.

Stock Options and Restricted Stock

         The Company grants stock options to aid in the retention of employees and to align the interests of employees with those of its shareowners. Stock options have value for an employee only if the price of the Company's stock increases above the fair market value on the grant date and the employee remains employed by the Company for the period required for the stock option to be exercisable, thus providing an incentive to remain in the Company's employ. In addition, stock options directly link a portion of an employee's compensation to the interests of shareowners by providing an incentive to maximize shareowner value.

         The Company's 1999 LTIP, as amended, is generally used for making grants of incentive stock options, non-qualified stock options and restricted stock to officers and other employees as a part of the Company's executive performance review process. In addition, the Company has adopted the 2000 Non-Qualified Stock Plan which authorizes the grant of non-qualified stock option and restricted stock awards to officers and other employees. Annual stock option grants for executives are a key element of market-competitive total compensation. In 1999, stock options for the executive officers were granted upon recommendation of management and approval of the Compensation Committee. Individual grant amounts were based on internal factors such as relative job scope and contributions made during the past year, as well as a review of publicly available data on senior management compensation at other companies. In general, initial grants are exercisable in 25 percent increments over a four-year period, first exercisable one year after the date of grant (e.g., 25 percent of options granted in 1999 become exercisable in 2000).


Compliance with Section 162(m)

         Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), places a limit of $1,000,000 on the amount of compensation that may be deducted by the Company in any year with respect to each of the Company's five most highly paid executive officers. Certain performance-based compensation that has been approved by shareowners is not subject to the deduction limit. The 1999 LTIP is qualified so that awards under the plan constitute performance-based compensation not subject to the deduction limit under Section 162(m). It is the Committee's objective that, so long as it is consistent with its overall business, compensation and retention objectives, the Company will, to the extent reasonable, endeavor to keep executive compensation deductible by the Company for federal income tax purposes.


Company Performance and CEO Compensation

         The Company's compensation program is designed to support the achievement of corporate and business objectives. This pay-for-performance program is most clearly exemplified in the compensation of the Company's Chairman and Chief Executive Officer, Dwight W. Decker.

         Mr. Decker's base salary and incentive target is determined in the same manner as described above for all executive officers. In setting compensation levels for the Chief Executive

Officer, the Compensation Committee considers data reflecting comparative compensation information from other companies for the prior year. As discussed above under "Compensation for Fiscal Year 1999", however, effective January 1, 1999, Mr. Decker's fiscal 1999 salary was set at $308,000, a 20 percent reduction from his fiscal 1998 salary and significantly below average base salary levels of the chief executive officers of the Company's peers, and he received restricted stock grants with a fair market value that was equal to 50 percent of his annual incentive target in lieu of a cash incentive bonus for fiscal 1999. Effective July 3, 1999, Mr. Decker's salary reduction was rescinded based on the achievement of two consecutive quarters of profitable operation and his new base salary was set at $600,000, which was considered to be slightly less than competitive base salary levels. In addition, Mr. Decker's target annual incentive for fiscal 2000 was increased to 125 percent of his base salary, in view of his below-market base salary. In approving these increases, the Compensation Committee considered an analysis of information gathered through May 1999 from proxy statements of several comparable companies, in addition to comparative compensation data published in salary surveys of a number of semiconductor and high technology, as well as general industrial, companies.

                           Compensation and Management
                              Development Committee

                            Jerre L. Stead, Chairman
                                 Donald R. Beall

SHAREOWNER RETURN PERFORMANCE GRAPH

         Set forth below is a line graph comparing the cumulative total shareowner return on the Company's Common Stock against the cumulative total return of the Nasdaq Stock Market (U.S.) Index and the Nasdaq Electronic Components Index. The graph assumes that $100 was invested on January 4, 1999, the first trading day of the Company's Common Stock, in each of the Company's Common Stock, the Nasdaq Stock Market (U.S.) Index and the Nasdaq Electronic Components Index and that all dividends were reinvested. No cash dividends have been paid or declared on the Company's Common Stock.

                 COMPARISON OF 9 MONTH CUMULATIVE TOTAL RETURN*
                         AMONG CONEXANT SYSTEMS, INC.,
                      THE NASDAQ STOCK MARKET (U.S.) INDEX
                   AND THE NASDAQ ELECTRONIC COMPONENTS INDEX


                      [SHAREOWNER RETURN PERFORMANCE GRAPH]


*    $100 INVESTED ON 1/4/99 IN STOCK OR INDEX -
     INCLUDING REINVESTMENT OF DIVIDENDS.
     FISCAL YEAR ENDING SEPTEMBER 30.


                                   Cumulative Total Return
                                   ---------------------------------------------
                                   01/04/1999  03/31/1999  6/30/1999  09/30/1999

CONEXANT SYSTEMS, INC.                 100         147        309         386
NASDAQ STOCK MARKET (U.S.)             100         111        122         124
NASDAQ ELECTRONIC COMPONENTS           100         103        116         140

EXECUTIVE COMPENSATION

         The Company began operations independent of Rockwell on January 4, 1999, and did not pay any compensation to its executive officers for services rendered in all capacities to the Company and its subsidiaries prior to that date. The information shown below reflects the annual and long-term compensation, from all sources, of the Chief Executive Officer of the Company for the fiscal years ended September 30, 1997, 1998 and 1999 and the other four most highly compensated executive officers of the Corporation at September 30, 1999 (the "Named Executive Officers"), for services rendered in all capacities to the Company or to Rockwell and its subsidiaries for the fiscal years ended September 30, 1998 and 1999. In many cases, the individuals listed below served Rockwell and its subsidiaries in different capacities than those in which they serve the Company.

                                             Summary Compensation Table (1)

                                                                                                             All Other
                                                                                     Long-Term               Compensa-
                                            Annual Compensation                     Compensation              tion (4)
                               ----------------------------------------  ----------------------------------  ----------
                                                                                 Awards           Payouts
                                                                         ----------------------  ----------
                                                               Other     Restricted
     Name and Principal                                        Annual      Stock       Stock     Long-term
        Position With                                          Compen-     Awards     Options    Incentive
       the Company (2)         Year    Salary     Bonus (3)    sation        (3)      (Shares)    Payouts
-----------------------------  ----  ----------  ----------  ----------  ----------  ----------  ----------
Dwight W. Decker.............  1999   $           $           $           $                       $           $
  Chairman of the Board        1998
  and Chief Executive Officer  1997

Moiz M. Beguwala.............  1999
  Senior Vice President and    1998
  General Manager -- Wireless
  Communications

Lewis C. Brewster............  1999
  Senior Vice President,       1998
  Worldwide Sales

Raouf Y. Halim...............  1999
  Senior Vice President and    1998
  General Manager -- Network
  Access

Balakrishnan S. Iyer.........  1999
  Senior Vice President and
  Chief Financial Officer

-----------------------------------------------

(1) In accordance with the executive compensation disclosure rules adopted by the Commission, the compensation of the Named Executive Officers, other than Mr. Decker, is not shown for fiscal 1997 because the Company was not a reporting company under the Exchange Act for such year and such compensation information has not been provided in a prior filing with the Commission. Mr. Iyer joined the Company in October 1998, and therefore, compensation information is provided only for fiscal 1999.

(2) The table reflects the positions held with the Company at September 30, 1999. The Named Executive Officers served Rockwell and its subsidiaries in the following capacities during fiscal years 1997, 1998 and 1999 and the compensation reflected in the table for these years was paid by Rockwell to the Named Executive Officers in such capacities: Mr. Decker - Senior Vice President, Rockwell and President, Rockwell Semiconductor Systems (July 1998-December 1998), Senior Vice President, Rockwell and President, Rockwell Semiconductor Systems and Electronic Commerce (March 1997-July 1998) and President,

                                       15

       Rockwell Semiconductor Systems, Inc. (October 1995-March 1997); Mr. Beguwala - Vice President and General Manager -- Wireless Communications Division (October 1998-December 1998), Vice President and General Manager -- Personal Computing Division (January 1998-October 1998) and Vice President, Worldwide Sales (October 1995-January 1998), Rockwell Semiconductor Systems, Inc.; Mr. Brewster - Vice President, Worldwide Sales (January 1998-December 1998), Executive Director, America Sales (June 1997-January 1998) and Director, America Sales (June 1996-June
       1997), Rockwell Semiconductor Systems, Inc.; Mr. Halim - Vice President and General Manager -- Network Access Division, Rockwell Semiconductor Systems, Inc. (February 1997-December 1998); and Mr. Iyer - Senior Vice President and Chief Financial Officer, Rockwell Semiconductor Systems, Inc. (October 1998-December 1998).

(3) On January 4, 1999, each Named Executive Officer received shares of Restricted Stock valued at $[ ] per share. The total value of each Named Executive Officer's shares is included in his bonus for fiscal 1999. Mr. Decker received 35,776 shares ($[ ]) and each of Messrs. Beguwala, Brewster, Halim and Iyer received 9,760 shares ($[ ]).

(4) Amounts contributed or accrued for the Named Executive Officers under the Rockwell Savings Plan and the related supplemental savings plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In connection with the Distribution, Rockwell and the Company entered into several agreements, including agreements relating to services to be provided by Rockwell to the Company following the spin-off, the allocation of liabilities and obligations with respect to taxes, employee benefit plans and compensation arrangements, and other matters. At the time these agreements were negotiated and executed, certain of the Company's directors and executive officers also served as a director and executive officers of Rockwell. The Company believes the terms of these agreements to be fair.

         The Company has entered into change of control employment agreements ("Employment Agreements") with certain key executives, including Mr. Decker. Each such Employment Agreement becomes effective upon a "change of control" of the Company (as defined in the Employment Agreement). Each Employment Agreement provides for the continuing employment of the executive after the change of control on terms and conditions no less favorable than those in effect before the change of control. If the executive's employment is terminated by the Company without "cause" or if the executive terminates his or her own employment for "good reason" (each as defined in the Employment Agreement), the executive is entitled to severance benefits equal to a multiple of his or her annual compensation (including bonus) and continuation of certain benefits for a number of years equal to the multiple. The multiple is three for Mr. Decker and two for the other executives (or, in either case, the shorter number of years until the executive's normal retirement date). The executives are entitled to an additional payment, if necessary, to make them whole as a result of any excise tax imposed by the Code on certain change of control payments (unless the safe harbor amount above which the excise tax is imposed is not exceeded by more than 10%, in which event the payments will be reduced to avoid the excise tax).

         In October 1999, the Company made loans to certain officers and other employees (including the Named Executive Officers), the proceeds of which were used to pay federal withholding tax due in connection with the accelerated vesting on October 1, 1999 of certain shares of Restricted Stock previously granted to such executive officers and other employees.

Because the tax payments were due at a time shortly prior to the announcement of the Company's year-end results when such executive officers and other employees were not permitted to trade in Conexant Common Stock, the Company made the loans available to these individuals to allow them to pay the taxes without selling their shares of Restricted Stock. The loans bear interest at a rate of 5.54% and are due on December 1, 2000. The loan to Mr. Decker was in the amount of $232,052 and the loan to each of Messrs. Beguwala, Brewster, Halim and Iyer was in the amount of $126,612.


OPTION GRANTS IN LAST FISCAL YEAR

         Shown below is further information on grants to the Named Executive Officers of stock options pursuant to the Company's 1999 Long-Term Incentives Plan during the fiscal year ended September 30, 1999, which are reflected in the Summary Compensation Table on page [ ].

                                                Option Grants
                        -------------------------------------------------------------
                                         Percentage of Total                            Potential Realizable Value
                           Number of       Options Granted                              at Assumed Annual Rates of
                          Securities         to Conexant                               Stock Price Appreciation for
                          Underlying          Employees       Exercise or                       Option Term
                        Options Granted       in Fiscal       Base Price   Expiration  ----------------------------
Name                      (Shares) (l)          1999          (Per Share)      Date         5%             10%
----------------------  ---------------  -------------------  -----------  ----------  -------------  -------------
Dwight W. Decker......      1,000,000           5.32%           $9.4063     1/4/2009    $5,915,571    $14,991,220

Moiz M. Beguwala......        470,000           2.50             9.4063     1/4/2009     2,780,319      7,045,873

Lewis C. Brewster.....        400,000           2.12             9.4063     1/4/2009     2,365,229      5,996,488

Raouf Y. Halim........        520,000           2.76             9.4063     1/4/2009     3,076,097      7,795,424

Balakrishnan S. Iyer..        700,000           3.72             9.4063     1/4/2009     4,140,900     10,493,854

-----------------------------------------------

(1) All the Named Executive Officers were granted options on January 4, 1999 that become exercisable in four substantially equal annual installments beginning January 4, 2000.


AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
  VALUES

         Shown below is information with respect to (i) exercises by the Named Executive Officers during fiscal 1999 of options to purchase the Company's Common Stock granted under the Company's 1998 Stock Option Plan or the 1999 Long-Term Incentives Plan and (ii) the unexercised options to purchase the Company's Common Stock granted to the Named Executive Officers in fiscal 1999 and prior years and held by them at September 30, 1999.

                                               Number of Unexercised       Value of Unexercised
                                                  Options Held At         In-the-Money Options At
                        Shares                 September 30, 1999 (1)     September 30, 1999 (1)(2)
                       Acquired     Value    --------------------------  --------------------------
Name                  on Exercise  Realized  Exercisable  Unexercisable  Exercisable  Unexercisable
--------------------  -----------  --------  -----------  -------------  -----------  -------------
Dwight W. Decker.....      --         --       265,432      2,254,118    $7,573,209    $62,976,092
Moiz M. Beguwala.....      --         --        15,904        733,682       516,293     20,113,620
Lewis C. Brewster....      --         --          --          400,000         --        10,875,000
Raouf Y. Halim.......      --         --         9,378        800,454       307,654     22,051,786
Balakrishnan S. Iyer.      --         --          --          700,000         --        19,031,250

                                       17

-----------------------------------------------

(1) Includes options that were granted by Rockwell prior to the Distribution and were converted into options to purchase the Company's Common Stock, on the same terms and vesting schedule as the Rockwell options but with adjustments to the exercise price and the number of shares for which such options are exercisable to preserve the aggregate intrinsic value of the options.

(2) Based on the closing price of the Company's Common Stock on The Nasdaq Stock Market, Inc. National Market System on September 30, 1999 ($36.5938).


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         To the Company's knowledge, the following sets forth information regarding ownership of the Company's outstanding Common Stock on November 30, 1999 by each director and Named Executive Officer and all directors and executive officers as a group. Except as otherwise indicated below and subject to applicable community property laws, each owner has sole voting and sole investment power with respect to the stock listed.

                  Beneficial Ownership as of November 30, 1999
                  --------------------------------------------
                                                      Common Stock
Name                                        Shares (1)     Percent of Class (2)
---------------------------------------  ----------------  --------------------
Donald R. Beall........................  1,864,663 (3,4,5)         --*
Richard M. Bressler....................     98,752 (5,6)           --*
Dwight W. Decker.......................    845,223 (3,5,8)         --*
F. Craig Farrill.......................     23,190 (5,7)           --*
Jerre L. Stead.........................     23,190 (5,7)           --*
Moiz M. Beguwala.......................    153,074 (3,5)           --*
Lewis C. Brewster......................    101,483 (3,5)           --*
Raouf Y. Halim.........................    153,005 (3,5)           --*
Balakrishnan S. Iyer...................    186,220 (3,5)           --*
All of the above and other executive
    officers as a group (20 persons)...  4,735,684 (3,5)          2.4%

------------------------------------------------------------------------------
*  Less than 1%

(1) Each person has sole voting and investment power with respect to the shares listed unless otherwise indicated. Each person's address is the address of the Company.

(2) For purposes of computing the percentage of outstanding shares beneficially owned by each person, shares of which such person has a right to acquire beneficial ownership within 60 days have been included in both the number of shares owned by that person and the number of shares outstanding, in accordance with Rule 13d-3(d)(1) under the Exchange Act.

(3) Includes shares held under the savings plans of the Company and Rockwell as of November 30, 1999. Does not include the following: 3,682; 579; 114; 655; 113; and 5,920 share equivalents for Messrs. Decker, Beguwala, Brewster, Halim, Iyer and the group, respectively, held under the Company's and Rockwell's supplemental savings plans as of November 30, 1999.

(4) Includes shares, as to which beneficial ownership is disclaimed, as follows: 251,008 shares (including 230,856 shares underlying stock options) held for the benefit of family members and 61,800 shares owned by the Beall Family Foundation, of which Mr. Beall is President and a director. Does not include 288,208 shares of Common Stock that may be acquired upon exercise of stock options assigned to family members who are the beneficial owners thereof.

(5) Includes shares that may be acquired upon the exercise of outstanding stock options within 60 days as follows: 1,518,468; 91,578; 791,910; 20,000; 20,000; 133,404; 100,000; 139,378; 175,000 and 4,048,332 for
       Messrs. Beall, Bressler, Decker, Farrill, Stead, Beguwala, Brewster, Halim, Iyer and the group, respectively.

(6) Includes 1,784 shares of Conexant Common Stock issued in the Distribution in respect of restricted shares of Rockwell common stock granted to Mr. Bressler under the Rockwell Directors Plan.

(7) Includes 3,190 shares of Conexant Common Stock granted to each of Messrs. Farrill and Stead as restricted stock under the Conexant Directors Plan.

(8) Includes 8,204 shares in respect of shares of Rockwell common stock granted to Mr. Decker as restricted stock in partial payment of long-term incentive payments earned for three-year performance periods ended September 30, 1997.

       With the exception of Wells Fargo Bank, N.A., as trustee under the Rockwell Savings Plan, which held approximately [ ]% (of which approximately [ ]% was for active Rockwell employees and the remainder for former Rockwell employees) of the outstanding shares of the Company's Common Stock as of November 30, 1999, there are no persons known to Conexant to be "beneficial owners" (as that term is defined in the rules of the Commission) of more than 5% of any class of the Company's voting securities outstanding as of November 30, 1999.


RETIREMENT BENEFITS

         The Company does not sponsor a defined benefit pension plan for salaried employees. However, all of the Named Executive Officers, other than Mr. Iyer, participate in Rockwell's defined benefit pension plan which qualifies under Section 401(a) of the Code. Pursuant to an agreement entered into between Conexant and Rockwell at the time of the Distribution and providing for certain matters relating to employees, employee benefit plans and compensation arrangements for current and former employees of Conexant and their beneficiaries (the "Company Participants"), the Named Executive Officers have a fully non-forfeitable right in their benefits under the Rockwell pension plan accrued as of the time of the Distribution.

         The following table shows the estimated aggregate annual retirement benefits payable on a straight life annuity basis to participating employees, in the earnings and years of service classifications indicated, under the Rockwell retirement plan which, at the time of the Distribution, covered most officers and other salaried employees of the Company on a noncontributory basis. Such benefits reflect termination of benefit accrual on December 31, 1998 and a reduction to recognize in part the cost of Social Security benefits related to service for Rockwell. The plans also provide for the payment of benefits to an employee's surviving spouse or other beneficiary.

Average
Annual                                  Estimated Annual Retirement Benefits for
Earnings                                        Years of Service Indicated
--------                                ----------------------------------------
                                          5 Years       10 Years       25 Years
                                          -------       --------       --------

$100,000..............................   $ 12,620       $ 25,254       $ 42,096

 300,000.............................      39,280         78,594        132,096

 500,000.............................      65,940        131,934        222,096

 700,000.............................      92,600        185,274        312,096


         Covered compensation includes salary and annual bonus. The calculation of retirement benefits under the plans generally is based upon average earnings for the highest five consecutive years of the ten years preceding retirement.

         The credited years of service of Messrs. Decker, Beguwala, Brewster and Halim are 10, 25, [ ] and 7 years, respectively.

         Sections 401(a)(17) and 415 of the Code limit the annual benefits which may be paid from a tax-qualified retirement plan. As permitted by the Employee Retirement Income Security Act of 1974, Rockwell has established supplemental plans which authorize the payment out of its respective general funds of any benefits calculated under provisions of the applicable retirement plan which may be above the limits under these sections. Pursuant to the Employee Matters Agreement, Rockwell retained all liabilities accrued as of the close of business on December 31, 1998 with respect to Company participants under such supplemental plans of Rockwell.


APPROVAL OF AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION
  (Proposal 2)

         The Board of Directors believes that it is in the Company's best interest to approve a proposal to amend the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 500,000,000 to 1,000,000,000 and the number of authorized shares of Preferred Stock from 25,000,000 to 50,000,000. The terms of the additional shares of Common Stock and Preferred Stock would be the same as the terms of the shares of Common Stock and Preferred Stock now authorized.

         As of November 30, 1999, 196,917,116 of Conexant's 500,000,000
currently authorized shares of Common Stock were issued and outstanding. Of the remaining authorized shares of Common Stock, approximately 48,650,000 shares were reserved for issuance in connection with the Company's stock-based compensation plans and approximately [ ] shares were reserved for issuance upon conversion of the Company's outstanding 4 1/2% Convertible Subordinated Notes due May 1, 2006. As of November 30, 1999, none of Conexant's 25,000,000 currently authorized shares of Preferred Stock were issued and outstanding.

         On October 29, 1999, Conexant effected a 2-for-1 split of the Company's Common Stock in the form of a stock dividend following significant increases in the market price for the Company's Common Stock. The current number of authorized shares of Common Stock that are neither outstanding nor reserved for issuance would not be sufficient to enable the Company to effect another 2-for-1 stock split in the form of a stock dividend in the event the Board determined that it would be appropriate to do so. Although the Company cannot assure that Conexant's stock price will continue to rise or that the Board would decide to declare a stock split at any specific price or at all, the Board believes that the increase in the number of authorized shares will provide Conexant with the flexibility necessary to maintain a reasonable stock price through future stock splits (effected in the form of a stock dividend) without the expense of a special shareowner meeting or delaying approval until the next Annual Meeting.

         In addition, in the future, Conexant may acquire companies as part of its strategy to broaden its portfolio of product offerings, to augment its technological capabilities and to expand its geographic markets and distribution channels. The Company may pay for acquisitions with Conexant stock. The Board believes that the proposed increase in the number of authorized shares is desirable to maintain the Company's flexibility in choosing how to pay for acquisitions and in other corporate actions such as equity offerings to raise capital and adoption of additional stock-based benefit plans. The Board will determine the terms of any such issuance of additional shares.

         The Company's Restated Certificate of Incorporation authorizes the Board to establish one or more series of Preferred Stock (of up to an aggregate of 25,000,000 shares) and to determine, with respect to any series of Preferred Stock, the terms and rights of such series, including (i) the designation of the series, (ii) the number of shares of the series, which number the Board may thereafter (except where otherwise provided in the applicable certificate of designation) increase or decrease (but not below the number of shares thereof then outstanding), (iii) whether dividends, if any, will be cumulative or noncumulative, and, in the case of shares of any series having cumulative dividend rights, the date or dates or method of determining the date or dates from which dividends on the shares of such series shall be cumulative, (iv) the rate of any dividends (or method of determining such dividends) payable to the holders of the shares of such series, any conditions upon which such dividends will be paid and the date or dates or the method for determining the date or dates upon which such dividends will be payable, (v) the redemption rights and price or prices, if any, for shares of the series, (vi) the terms and amounts of any sinking fund provided for the purchase or redemption of shares of the series, (vii) the amounts payable on and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of Conexant, (viii) whether the shares of the series will be convertible or exchangeable into shares of any other class or series, or any other security, of Conexant or any other corporation, and, if so, the specification of such other class or series or such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates as of which such shares will be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made, (ix) restrictions on the issuance of shares of the same series or of any other class or series, (x) the voting rights, if any, of the holders of the shares of the series and (xi) any other relative rights, preferences and limitations of such series.

         The Board believes that its ability to issue one or more series of Preferred Stock provides Conexant with flexibility in structuring possible future financings and acquisitions, and in meeting other corporate needs which might arise. The authorized shares of Preferred Stock, as well as Common Stock, will be available for issuance without further action by Conexant shareholders, unless such action is required by applicable law or the rules of any stock exchange or automated quotation system on which Conexant's securities may be listed or traded. If the approval of Conexant's shareholders is not so required, the Board may determine not to seek shareholder approval.

         All or any of the authorized shares of Common Stock and Preferred Stock may be issued without first offering those shares to the shareowners for subscription. The issuance of shares otherwise than on a pro rata basis to all shareowners would reduce the proportionate interest in the Company of each shareowner.

         The Company has not proposed the increase in the authorized number of shares with the intention of using the additional shares for anti-takeover purposes, although the Company could theoretically use the additional shares to make more difficult or to discourage an attempt to acquire control of the Company.

         If this proposal is approved, the first paragraph of Article FOURTH of the Restated Certificate of Incorporation will be amended to read as follows:

                  "FOURTH: The total number of shares of all classes of stock which the Company shall have the authority to issue is 1,050,000,000, of which 50,000,000 shares without par value are to be of a class designated Preferred Stock and 1,000,000,000 shares of the par value of $1 each are to be of a class designated Common Stock."

         The Company does not have any current plans, agreements or understandings for stock issuances which in the aggregate would involve the use of a number of shares that exceeds the amount currently authorized but unissued.

         The Board has unanimously adopted resolutions setting forth the proposed amendment to the Restated Certificate of Incorporation, declaring its advisability and directing that the proposed amendment be submitted to the shareowners for their approval at the Annual Meeting. If adopted by the shareowners, the amendment will become effective upon filing of an appropriate amendment to the Company's Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

         The Board of Directors recommends a vote FOR approval of the amendment to the Company's Restated Certificate of Incorporation. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR approval of the amendment.


APPROVAL OF AMENDMENT TO THE COMPANY'S 1999 LONG-TERM INCENTIVES PLAN TO INCREASE AUTHORIZED SHARES (Proposal 3)

         The Company's shareowners are being asked to act upon a proposal to approve the action taken by the Board of Directors on December 9, 1999 amending the Company's 1999 LTIP to increase the number of shares authorized for issuance under the 1999 LTIP by 7,500,000 shares, from 20,370,000 shares to an aggregate of 27,870,000 shares, provided that not more than 8,200,000 shares will be available for grants of Restricted Stock.

         The Board of Directors believes that the attraction and retention of high quality personnel are essential to the Company's continued growth and success and that an incentive plan such as the 1999 LTIP is necessary for the Company to remain competitive in its compensation practices. A significant number of shares available for issuance under the 1999 LTIP were used during fiscal 1999 for grants of awards of stock options and restricted stock to existing and newly hired employees. As of November 26, 1999, there were approximately 366,500 shares available for additional grants under the 1999 LTIP. In the absence of an increase in the authorized shares, after the grant of awards for the remaining authorized shares, no additional shares will be available for future awards under the 1999 LTIP, except to the extent that shares become available upon termination or cancellation of outstanding awards. For these reasons, the Board of Directors has approved an amendment to the 1999 LTIP to increase the number of shares of Common Stock of the Company available for issuance thereunder by 7,500,000 shares, from 20,370,000 shares to an aggregate of 27,870,000 shares, provided that no more than 8,200,000 of the aggregate number of shares authorized under the 1999 LTIP are available for awards of Restricted Stock. On December [ ], 1999, the closing price of the Common Stock on the Nasdaq National Market was $[ ].

         If this proposal is approved, Section 5(a) of the 1999 LTIP will be amended to read as follows:

                           "Subject to the adjustment provisions of Section 9,
                  the number of shares of Stock with respect to which Awards may be granted under the Plan shall not exceed 27,870,000 shares of Stock; provided that no more than 8,200,000 of the shares of Stock available for Awards shall be available for Awards in the form of Restricted Stock. No single Participant shall receive, in any one calendar year, Awards which, over any three-year period exceed a per-year average of (i) 1,000,000 stock options, whether Non-qualified Stock Options or (in the case of Employees only) Incentive Stock options and (ii) 200,000 shares (in the case of Employees only) Restricted Stock."

         The following is a summary of the principal terms of the 1999 LTIP. Although the Company believes that the following description provides a fair summary of the material terms of the 1999 LTIP, the description is qualified in its entirety by the specific terms of the 1999 LTIP, a copy of which is available to any shareowner upon request to the Secretary of the Company.

         The purpose of the 1999 LTIP is to provide incentive compensation to officers, executives and other employees, and prospective employees, contractors and consultants of the Company and its subsidiaries who become employees, contractors and consultants and others who perform substantial services to the Company; to attract and retain individuals of outstanding ability; and to align the interests of such officers, executives and other employees, and prospective employees, contractors and consultants with the interests of the Company's shareowners.

         The 1999 LTIP was originally adopted by the Company's Board of Directors and approved by Rockwell, as the Company's sole shareowner, in October 1998. The 1999 LTIP permits grants to be made from time to time as nonqualified stock options, incentive stock options and restricted stock.

         Administration. The 1999 LTIP is administered by the Compensation Committee, consisting of two or more members of the Company's Board of Directors who are not eligible to participate in the 1999 LTIP. In order to meet the requirements of Section 162(m) of the Code and rules under Section 16 of the Exchange Act, all grants under the 1999 LTIP are made by those members of the Compensation Committee who are both "outside directors" as defined for purposes of Section 162(m) of the Code and regulations thereunder and "non-employee directors" as defined for purposes of Section 16 of the Exchange Act.

         Participation. The persons to whom grants are made under the 1999 LTIP ("1999 LTIP Participants") are selected from time to time by the Compensation Committee in its sole discretion from among (1) employees of the Company and its subsidiaries, (2) individuals who have been extended an offer of employment with the Company or one of its subsidiaries but who have not yet accepted such offer of employment or (3) individuals who perform, or who have been extended an offer to perform, consulting, contracting or other services for the Company or one of its subsidiaries (other than as an employee) who hold or are proposed to hold positions of significant responsibility with the Company or a subsidiary of the Company or whose performance or potential contribution, in the judgment of the Compensation Committee, will benefit the future success of the Company and its subsidiaries. Any grants to an individual who has been extended an offer of employment or to perform consulting, contracting or other services is contingent upon acceptance of the offer.

         Shares Subject to 1999 LTIP. The 1999 LTIP currently authorizes the issuance or transfer of an aggregate of 20,370,000 shares of the Company's Common Stock, of which not more than 6,000,000 shares are available for grants of restricted stock. Shares of the Company's Common Stock subject to the unexercised or undistributed portion of any terminated of forfeited grant under the 1999 LTIP will be available for further awards.

         Stock Options and Restricted Stock. The 1999 LTIP authorizes grants to 1999 LTIP Participants of stock options, which may be either incentive stock options eligible for special tax treatment under the Code, or nonqualified stock options, and restricted stock. Incentive stock options and restricted stock may be granted only to employees (including officers and directors who are employees) of the Company and its subsidiaries. Nonqualified stock options may be granted to employees, officers, directors, prospective employees, contractors and consultants of the Company and its subsidiaries. Under the 1999 LTIP, no single 1999 LTIP Participant will receive, in any one calendar year, grants which over any three-year period exceed an annual average of (1) 1,000,000 stock options, whether nonqualified stock options or incentive stock options, and (2) 200,000 shares of restricted stock.

         Under the provisions of the 1999 LTIP authorizing the grant of stock options, (a) the option price may not be less than the fair market value of the shares of the Company's Common Stock at the date of grant, (b) the aggregate fair market value (determined as of the date the option is granted) of the shares of the Company's Common Stock for which any employee may be granted incentive stock options which are exercisable for the first time in any calendar year may not exceed $100,000, (c) stock options generally may not be exercised prior to one year nor after ten years from the date of grant and (d) at the time of exercise of a stock option the option price must be paid in full in cash or in shares of the Company's Common Stock or in a combination of cash and shares of the Company's Common Stock.

         Under the 1999 LTIP, the Compensation Committee may also grant to 1999 LTIP Participants who are employees of the Company or its subsidiaries shares of the Company's Common Stock subject to restrictions on transfer and such other restrictions on incidents of ownership as the Compensation Committee may determine ("Restricted Stock"). During the restricted period, shares of Restricted Stock have all the attributes of outstanding shares of the Company's Common Stock, except that the Compensation Committee may provide at the time of the grant that any dividends or other distributions paid on such restricted stock while subject to such restrictions will be accumulated or reinvested in the Company's Common Stock and held subject to the same restrictions as the Restricted Stock and such other terms and conditions as the Compensation Committee may determine.

         All grants made under the 1999 LTIP are evidenced by an agreement between the Company and the 1999 LTIP Participant (the "Award Agreement") setting forth the terms and conditions applicable to the grants, as determined by the Compensation Committee consistent with the terms of the 1999 LTIP. Award Agreements include, among other things, a provision describing the treatment of grants in the event of the retirement, disability, death or other termination of a 1999 LTIP Participant's employment with the Company or any of the Company's subsidiaries, failure of a prospective employee to become an employee of the Company or one of its subsidiaries, or the termination of the provision of contracting, consulting or other services by a 1999 LTIP Participant, including terms relating to the vesting, time for exercise, forfeiture or cancellation of a grant under such circumstances. Award Agreements for employees also include a provision stating that in the event the 1999 LTIP Participant's employment is terminated for cause, all grants made to such participant will immediately terminate and be forfeited.

         The Compensation Committee may condition, or provide for the acceleration of, the exercisability or vesting of any grant made under the 1999 LTIP upon such prerequisites as the Compensation Committee, in its sole discretion, deems appropriate, including achievement of specific performance objectives, with respect to one or more measures of the performance of the Company or its subsidiaries, including earnings per share, revenue, net income, stock price and total shareowner return.

         Under the 1999 LTIP, stock options and restricted stock may not be granted after December 31, 2008.

         Award Grants. As of November 30, 1999, options to purchase approximately 17,800,000 shares of the Company's Common Stock (including options for approximately 3,000,000 shares granted to the Named Executive Officers) and 2,200,000 shares of Restricted Stock were outstanding under the 1999 LTIP.

         In January 1999, the Company made one-time grants of 490,000 shares of Restricted Stock to certain of the Company's technical and non-executive managerial staff as a retention bonus. In addition, the Company made grants of 1,610,000 shares of Restricted Stock in lieu of payments from the Company's cash incentive plans in fiscal 1999.

         The restrictions on outstanding shares of Restricted Stock generally expire, and the awards become fully vested, within four years from the date of grant. As of October 1, 1999, vesting of most of the Restricted Stock grants made in fiscal 1999, including the shares issued to the Named Executive Officers, was accelerated based upon achievement of certain performance factors determined by the Board of Directors and measured for the third and fourth quarters of fiscal 1999.

         Tax Matters. The following is a brief summary of the material Federal income tax consequences of benefits under the 1999 LTIP under present law and regulations:

                  (a) Incentive Stock Options. The grant of an incentive stock option will not result in any immediate tax consequences to the Company or the optionee. An optionee will not realize taxable income, and the Company will not be entitled to any deduction, upon the timely exercise of an incentive stock option, but the excess of the fair market value of the shares of the Company's Common Stock acquired over the option exercise price will be includable in the optionee's "alternative minimum taxable income" for purposes of the alternative minimum tax. If the optionee does not dispose of the shares of the Company's Common Stock acquired within one year after their receipt (and within two years after the option was granted), gain or loss realized on the subsequent disposition of the shares of the Company's Common Stock will be treated as long-term capital gain or loss. Capital losses of individuals are deductible only against capital gains and a limited amount of ordinary income. In the event of an earlier disposition, the optionee will realize ordinary income in an amount equal to the lesser of (1) the excess of the fair market value of the shares of the Company's Common Stock on the date of exercise over the option exercise price or (2) if the disposition is a taxable sale or exchange, the amount of any gain realized. Upon such a disqualifying disposition, the Company will be entitled to a deduction in the same amount and at the same time as the optionee realizes such ordinary income.

                  (b) Nonqualified Stock Options. The grant of a nonqualified stock option will not result in any immediate tax consequences to the Company or the optionee. Upon the exercise of a nonqualified stock option, the optionee will realize ordinary income, and the Company will be entitled to a deduction, equal to the difference between the option exercise price and the fair market value of the shares of the Company's Common Stock acquired at the time of exercise.

                  (c) Restricted Stock. An employee normally will not realize taxable income in connection with an award of Restricted Stock, and the Company will not be entitled to a deduction, until the termination of the restrictions. Upon such termination, the employee will realize ordinary income in an amount equal to the fair market value of the shares of the Company's Common Stock at that time, plus the amount of the dividends and interest thereon to which the employee then becomes entitled. However, an employee may elect to realize taxable ordinary income in the year the restricted stock is awarded in an amount equal to its fair market value at that time, determined without regard to the restrictions. The Company will be entitled to a deduction in the same amount and at the same time as the employee realizes income.

         Change of Control Benefits. In order to maintain the rights of 1999 LTIP Participants in the event of a "change of control" of the Company (as defined in the Company's By-Laws), the 1999 LTIP, as originally adopted, provided that upon the occurrence of such a change, all outstanding stock options would become fully exercisable whether or not otherwise then exercisable, and the restrictions on all shares of the Company's Common Stock granted as restricted stock would lapse. On December 9, 1999, when it approved the amendment to increase the authorized shares under the 1999 LTIP to be voted upon at the Annual Meeting, the Board also approved an amendment to the 1999 LTIP to make the change of control provision therein inapplicable to future awards granted under the 1999 LTIP.

         Amendment, Suspension or Termination of the 1999 LTIP. The Board of Directors of the Company may at any time amend, suspend or discontinue the 1999 LTIP and the Compensation Committee may at any time alter or amend Award Agreements made thereunder to the extent permitted by law, provided that no such alteration or amendment will impair the rights of any recipient of grants without such recipient's consent. In the event of any change in the outstanding shares of the Company's Common Stock by reason of a stock dividend, stock split, recapitalization, merger, consolidation, reorganization or similar corporate change or an extraordinary dividend, the number of shares of the Company's Common Stock then remaining subject to the 1999 LTIP and the maximum number of shares that may be issued to a 1999 LTIP Participant, including those that are covered by outstanding grants, will (i) in the event of an increase in the number of outstanding shares of the Company's Common Stock, be proportionately increased and the price for each share then covered by an outstanding grant will be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares of the Company's Common Stock, be proportionately reduced and the price for each share then covered by an outstanding grant will be proportionately increased. The Compensation Committee may make any further adjustments as it deems necessary to ensure equitable treatment of any holder of a grant under the 1999 LTIP as the result of any transaction affecting the securities subject to the 1999 LTIP.

         Grants under the 1999 LTIP to eligible officers (including the Named Executive Officers), other employees, contractors and consultants, are subject to the discretion of the Compensation Committee. As of the date of this Proxy Statement, there has been no determination by the Compensation Committee with respect to future awards under the 1999 LTIP. Accordingly, future awards are not determinable. The following table sets forth information with respect to options granted under the 1999 LTIP during the last fiscal year to (i) the Named Executive Officers, (ii) all executive officers (including the Named Executive Officers) as a group and (iii) all employees (other than executive officers) as a group. As of the date of this Proxy Statement, there are approximately [ ] participants in the 1999 LTIP.

                                                                    Number of
                                                             Shares Underlying Options
              Name and Position With the Company                    Granted (1)         Dollar Value
-----------------------------------------------------------  -------------------------  ------------
Dwight W. Decker...........................................
  Chairman of the Board and Chief Executive Officer
Moiz M. Beguwala...........................................
  Senior Vice President and General Manager --
  Wireless Communications
Lewis C. Brewster..........................................
  Senior Vice President, Worldwide Sales
Raouf Y. Halim.............................................
  Senior Vice President and General Manager --
  Network Access
Balakrishnan S. Iyer.......................................
  Senior Vice President and Chief Financial Officer
Executive Officers as a Group..............................
Non-Executive Directors as a Group (2).....................
All Employees (other than Executive Officers) as a Group...

                                       27

-----------------------------------------------

(1)  All options granted at fair market value as of date of grant.

(2) Directors who are not also employees of the Company are not eligible for awards under the 1999 LTIP, but participate in the Directors Plan.

         In addition to the 1999 LTIP, the Company has three other stock-based compensation plans: the Conexant Systems, Inc. 1998 Stock Option Plan (the "1998 Plan"); the Directors Plan; and the Conexant Systems, Inc. 2000 Non-Qualified Stock Plan (the "2000 Plan"). As of November 30, 1999, options to purchase an aggregate of approximately 14,831,171 shares of the Company's Common Stock were reserved for issuance under the 1998 Plan. No further options may be granted under the 1998 Plan.

         An aggregate of 630,000 shares of the Company's Common Stock have been authorized for issuance under the Directors Plan. As of November 30, 1999, options for an aggregate of 320,000 shares of the Company's Common Stock were outstanding under the Directors Plan and 12,760 shares of Company Common Stock were issued under the Directors Plan, including 6,380 shares issued as restricted stock and 6,380 shares issued as non-forfeitable stock.

         On November 5, 1999, the Board approved the establishment of the 2000 Plan under which the Company may grant to its officers and other employees awards covering a maximum of 15,000,000 shares of Conexant Common Stock which may be (1) non-qualified options to purchase shares of Conexant Common Stock or
(2) shares of Restricted Stock for a maximum of 3,000,000 shares. The 2000 Plan is intended to be "broadly based" under applicable NASD Rules. The 2000 Plan is substantially similar to the 1999 Plan, except that it does not provide for grants of incentive stocks options and does not include a change of control provision. As of November 30, 1999, 461,283 shares of Company Common Stock were issued under the 2000 Plan.

         The Board of Directors recommends a vote FOR approval of this amendment to the Company's 1999 LTIP. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR approval of the amendment.


RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS (Proposal 4)

         Deloitte & Touche LLP have been the Company's independent auditors since 1998 and, at the recommendation of the Audit Committee of the Board, have been selected by the Board of Directors as the Company's independent auditors for the fiscal year ending September 30, 2000.

         Before the Audit Committee recommended to the full Board the appointment of Deloitte & Touche LLP, it carefully considered the qualifications of that firm, including its performance for Conexant and Rockwell in prior years and its reputation for integrity and for competence in the fields of accounting and auditing.

         A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she so desires. The representative will also be available to respond to appropriate questions from shareowners.

         The Board of Directors recommends a vote FOR ratification of the appointment of Deloitte & Touche LLP as independent auditors for the Company for the current year. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR ratification of the appointment.

OTHER MATTERS


Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission and the NASDAQ Stock Market. Such directors, executive officers and 10% shareowners are also required to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on a review of the copies of such forms received by it, and on written representations from certain reporting persons, the Company believes that during fiscal 1999, all Section 16(a) filing requirements applicable to its directors, officers and 10% shareowners were complied with.


2001 Shareowner Proposals or Nominations

         Shareowners of the Company may submit proposals that they believe should be voted upon at the Company's Annual Meetings of Shareowners or nominate persons for election to the Board of Directors. Pursuant to Rule 14a-8 under the Exchange Act, some shareowner proposals may be eligible for inclusion in the Company's Proxy Statement for the Company's 2001 Annual Meeting of Shareowners. Any such shareowner proposals must be submitted in writing to the Secretary of the Company no later than September 5, 2000. The submission of a shareowner proposal does not guarantee that it will be included in the Company's Proxy Statement.

         In addition, under the Company's By-laws, a shareowner proposal or nomination must be submitted in writing to the Secretary of the Company for the 2001 Annual Meeting of Shareowners not less than 90 days nor more than 120 days prior to the anniversary of the 2000 Annual Meeting, unless the date of the 2001 Annual Meeting of Shareowners is advanced by more than 30 days or delayed (other than as a result of adjournment) by more than 60 days from the anniversary of the 2000 Annual Meeting. For the Company's 2001 Annual Meeting, this means that any such proposal or nomination must be submitted no earlier than October 14, 2000 and no later than November 13, 2000. If the date of the 2001 Annual Meeting is advanced by more than 30 days or delayed (other than as a result of adjournment) by more than 60 days from the anniversary of the 2000 Annual Meeting, the shareowner must submit any such proposal or nomination no earlier than the close of business on the 120th day prior to the 2001 Annual Meeting and no later than the close of business on the later of the 90th day prior to the 2001 Annual Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. The shareowner's submission must include certain specified information concerning the proposal or nominee, as the case may be, and information as to the shareowner's ownership of Common Stock of the Company. Proposals or nominations not meeting these requirements will not be entertained at the 2001 Annual Meeting. If the shareowner does not also comply with the requirements of Rule 14a-4 under the Exchange Act, the Company may exercise discretionary voting authority under proxies it solicits to vote in accordance with its best judgment on any such proposal or nomination submitted by a shareowner. Shareowners should contact the Secretary of the Company in writing at 4311 Jamboree Road, Newport Beach, California 92660-3095 to make any submission or to obtain additional information as to the proper form and content of submissions.


Annual Report to Shareowners and Financial Statements

         Copies of the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1999, including financial statements (the "Form 10-K") (without exhibits), and the Company's 1999 Annual Report to Shareowners are being mailed to the Company's shareowners together with this Proxy Statement. Additional copies of the Form 10-K will be furnished to interested shareowners, without charge, upon written request. Exhibits to the Form 10-K will be furnished upon written request and payment of a fee of ten cents per page covering the Company's costs. Written requests should be directed to the Company at 4311 Jamboree Road, Newport Beach, California 92660-3095, Attention: Investor Relations. The Company's 1999 Annual Report to Shareowners, the Form 10-K and this Proxy Statement are also available on Conexant's Investor Relations Web site.


Other Matters

         At the date hereof, there are no other matters that the Board of Directors intends to present, or has reason to believe others will present, at the Annual Meeting. If other matters come before the Annual Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.


Expenses of Solicitation

         The cost of the solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally, or by telephone or by telegraph, by a few regular employees of the Company without additional compensation. The Company has engaged ChaseMellon Consulting Services, L.L.C. to assist in the solicitation of proxies for a base fee of $10,000, plus all reasonable out-of-pocket expenses. The Company will also reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their expenses for sending proxy materials to principals and obtaining their proxies.



Dated:  January 3, 2000

                                                                      Appendix 1
                                                                      ----------
                             CONEXANT SYSTEMS, INC.

                            1999 LONG-TERM INCENTIVES
                                      PLAN

                       (As amended through April 20, 1999)
                       -----------------------------------

Section 1:  Purpose
-------------------

                  The purpose of the Plan is to provide incentive compensation to officers, executives and other employees, and prospective employees, contractors and consultants of the Corporation and its Subsidiaries; to attract and retain individuals of outstanding ability; and to align the interests of such officers, executives and other employees, and prospective employees, contractors and consultants with the interests of the Corporation's shareowners.

Section 2:  Definitions
-----------------------

                  The following terms, as used herein, shall have the meaning specified:

                  "Award" means an award granted pursuant to Section 4.

                  "Award Agreement" means an agreement described in Section 6 entered into between the Corporation and a Participant, setting forth the terms and conditions applicable to the Award granted to the Participant.

                  "Board of Directors" means the Board of Directors of the Corporation as it may be comprised from time to time.

                  "Cause" means (i) a felony conviction of a Participant; (ii) the commission by a Participant of an act of fraud or embezzlement against the Corporation and/or a Subsidiary; (iii) willful misconduct or gross negligence materially detrimental to the Corporation and/or a Subsidiary; (iv) the Participant's continued failure to implement reasonable requests or directions received in the course of his employment; (v) the Participant's wrongful dissemination or use of confidential or proprietary information; or (vi) the intentional and habitual neglect by the Participant of his duties to the Corporation and/or a Subsidiary.

                  "Change of Control" means Change of Control as defined in
Section 10.

                  "Code" means the Internal Revenue Code of 1986, and any successor statute, as it or they may be amended from time to time.

                  "Committee" means the Compensation and Management Development Committee of the Board of Directors as it may be comprised from time to time or such other Committee of the Board of Directors designated by the Board of Directors to administer the Plan.

                  "Corporation" means Conexant Systems, Inc., a Delaware corporation, and any successor corporation.

                  "Disability" means permanent and total disability within the meaning of the Corporation's long-term disability plan, as it may be amended from time to time, or, if there is no such plan, as determined by the Committee.

                  "Employee" means officers, executives and other employees of the Corporation or a Subsidiary, but excludes directors who are not also officers or employees of the Corporation.

                  "Exchange Act" means the Securities Exchange Act of 1934, and any successor statute, as it may be amended from time to time.

                  "Fair Market Value" means the closing price of the Stock as reported in the NASDAQ reporting system on the relevant date, or if no sale of the Stock is reported for such date, the next preceding day for which there is a reported sale.

                  "Incentive Stock Option" means an option to purchase Stock that is granted pursuant to Section 4(b) or pursuant to any other Plan of the Corporation or its Subsidiaries that complies with Code section 422.

                  "Non-Employee" means an individual who (1) has been extended an offer of employment with the Corporation or a Subsidiary but who has not yet accepted said offer and become an Employee or (2) performs consulting, contracting or other services for the Corporation or a Subsidiary other than in a capacity as an Employee or who has been extended an offer to perform consulting, contracting or other services for the Corporation or a Subsidiary.

                  "Participant" means any Employee or Non-Employee who has been granted an Award pursuant to this Plan.

                  "Retirement" means retirement at or after age 62 or, with the advance consent of the Committee, before age 62 but at or after age 55.

                  "Stock" means shares of common stock of the Corporation, or any security of the Corporation issued in substitution, exchange or lieu thereof.

                  "Subsidiary" means any corporation in which the Corporation, directly or indirectly, controls 50% or more of the total combined voting power of all classes of such corporation's stock.

                  "Ten-percent Shareowner" means any person who owns, directly or indirectly, on the relevant date securities having ten percent (10%) or more of the combined voting power of all classes of the Corporation's securities or of its parent or subsidiaries. For purposes of applying the foregoing ten percent (10%) limitation, the rules of Code section 425(d) shall apply.

Section 3:  Eligibility
-----------------------

                  Persons eligible for Awards shall consist of Employees and Non-Employees who hold or are proposed to hold positions of significant responsibility with the Corporation and/or a Subsidiary or whose performance or potential contribution, in the judgment of the Committee, will benefit the future success of the Corporation and/or a Subsidiary. Notwithstanding the foregoing, only Employees will be eligible for Awards of Incentive Stock Options and/or Restricted Stock under this Plan.

Section 4:  Awards
------------------

                  The Committee may grant any of the following types of Awards, either singly, in tandem or in combination with other types of Awards, as the Committee may in its sole discretion determine:

          a. Non-qualified Stock Options. A Non-qualified Stock Option is an Award to an Employee or Non-Employee in the form of an option to purchase a specific number of shares of Stock exercisable at such time or times, and during such specified time not to exceed ten (10) years, as the Committee may determine, at a price not less than 100% of the Fair Market Value of the Stock on the date the option is granted.

                  (i) The purchase price of the Stock subject to the option may be paid in cash. At the discretion of the Committee, the purchase price may also be paid by the tender of Stock (the value of such Stock shall be its Fair Market Value on the date of exercise), or through a combination of Stock and cash, or through such other means as the Committee determines are consistent with the Plan's purpose and applicable law. No fractional shares of Stock will be issued or accepted.

                 (ii) Without limiting the foregoing, the Committee may permit
                      Participants, either on a selective or aggregate basis, to simultaneously exercise options and sell the shares of Stock thereby acquired, pursuant to a brokerage or similar arrangement approved in advance by the Committee, and use the proceeds from such sale as payment of the purchase price of such Stock and any applicable withholding taxes.

          b. Incentive Stock Options. An Incentive Stock Option is an Award to an Employee in the form of an option to purchase a specified number of shares of Stock that complies with the requirements of Code Section 422, which option shall, subject to the following provisions, be exercisable at such time or times, and during such specified time, as the Committee may determine.

                  (i) The aggregate Fair Market Value (determined at the time of the grant of the Award) of the shares of Stock subject to Incentive Stock Options which are exercisable by one person for the first time during a particular calendar year shall not exceed $100,000.

                 (ii) No Incentive Stock Option may be granted under this Plan on or after the tenth anniversary of
                      the date this Plan is adopted, or the date this Plan is approved by shareowners, whichever is earlier.

                (iii) No Incentive Stock Option may be exercisable more than:

                      (a) in the case of an Employee who is not a Ten-Percent Shareowner on the date that the option is granted, ten (10) years after the date the option is granted, and

                      (b) in the case of an Employee who is a Ten-Percent Shareowner on the date the option is granted, five (5) years after the date the option is granted.

                 (iv) The exercise price of any Incentive Stock Option shall not be less than:

                      (a) in the case of an Employee who is not a Ten-Percent Shareowner on the date that the option is granted, the Fair Market Value of the Stock subject to the option on such date; and

                      (b) in the case of an Employee who is a Ten-Percent Shareowner on the date that the option is granted, 110% of the Fair Market Value of the Stock subject to the option on such date.

                  (v) The Committee may provide that the exercise price of an
                      Incentive Stock Option may be paid by one or more of the methods available for paying the exercise price of a Non-qualified Stock Option.

          c. Restricted Stock. Restricted Stock is an Award of Stock that is issued to an Employee subject to restrictions on transfer and such other restrictions on incidents of ownership as the Committee may determine. Subject to such restrictions, the Participant as owner of such shares of Restricted Stock shall have the rights of the holder thereof, except that the Committee may provide at the time of the Award that any dividends or other distributions paid on such Stock while subject to such restrictions shall be accumulated or reinvested in Stock and held subject to the same restrictions as the Restricted Stock and such other terms and conditions as the Committee shall determine. A certificate for the shares of Restricted Stock, which certificate shall be registered in the name of the Participant, shall bear an appropriate restrictive legend and shall be subject to appropriate stop-transfer orders; provided, however, that the certificates representing shares of Restricted Stock shall be held in custody by the Corporation until the restrictions relating thereto otherwise lapse, and the Participant shall deliver to the Corporation a stock power endorsed in blank relating to the Restricted Stock.

Section 5:  Shares of Stock Available Under Plan
------------------------------------------------

          a. Subject to the adjustment provisions of Section 9, the number of shares of Stock with respect to which Awards may be granted under the Plan shall not exceed 10,185,000 shares of Stock; provided that no more than 3,000,000 of the shares of Stock available for Awards shall be available for Awards in the form of Restricted Stock. No single Participant shall receive, in any one calendar year, Awards which, over any three-year period exceed a per-year average of (i) 500,000 stock options, whether Non-qualified Stock Options or (in the case of Employees only) Incentive Stock Options and (ii) 100,000 shares of (in the case of Employees only) Restricted Stock.

          b. Shares of Stock with respect to the unexercised or undistributed portion of any terminated or forfeited Award shall be available for further Awards in addition to those shares of Stock available under Section 5(a). Additional rules for determining the number of shares of Stock granted under the Plan may be adopted by the Committee, as it deems necessary and appropriate.

          c. The Stock that may be issued pursuant to an Award under the Plan may be treasury or authorized but unissued Stock, or Stock may be acquired, subsequently or in anticipation of the transaction, in the open market to satisfy the requirements of the Plan.

Section 6:  Award Agreements
----------------------------

                  Each Award under the Plan shall be evidenced by an Award Agreement. Each Award Agreement shall set forth the number of shares of Stock subject to the Award and shall include the terms set forth below and such other terms and conditions applicable to the Award, as determined by the Committee, not inconsistent with the terms of the Plan. Notwithstanding the foregoing, the provisions of subsection (b) below may be modified to the extent deemed advisable by the Committee in Award Agreements pertaining to Non-Employees providing consulting, contracting or other services to the Corporation or a Subsidiary. In the event of any conflict between an Award Agreement and this Plan, the terms of the Plan shall govern.

          a. Assignability. A provision setting forth the conditions pursuant to which an Award may be assigned or transferred.

          b.      Termination of Employment.

                  (i) A provision describing the treatment of an Award in the event of the Retirement, Disability, death or other termination of a Participant's employment with the Corporation or a Subsidiary, including but not limited to terms relating to the vesting, time for exercise, forfeiture or cancellation of an Award in such circumstances. Participants who terminate employment due to Retirement, Disability, or death prior to the satisfaction of applicable conditions and restrictions associated with their Award(s) may be entitled to a prorated Award(s) as and to the extent determined by the Committee.

                 (ii) A provision that for purposes of the Plan, (i) a transfer of an Employee from the Corporation to a Subsidiary or affiliate of the Corporation, whether or not incorporated, or visa versa, or from one Subsidiary or affiliate of the Corporation to another, and (ii) a leave of absence, duly authorized in writing by the

                      Corporation, shall not be deemed a termination of employment.

                (iii) A provision stating that in the event the Participant's employment is terminated for Cause, anything else in the Plan or the Award Agreement to the contrary notwithstanding, all Awards granted to such Participant shall immediately terminate and be forfeited.

          c. Rights as a Shareowner. A provision stating that a Participant shall have no rights as a shareowner with respect to any Stock covered by an Award until the date the Participant becomes the holder of record thereof. Except as provided in Section 9, no adjustment shall be made for dividends or other rights, unless the Award Agreement specifically requires such adjustment.

          d. Withholding. A provision requiring the withholding of applicable taxes required by law from all amounts paid in satisfaction of an Award. A Participant may satisfy the withholding obligation by paying the amount of any taxes in cash or, with the approval of the Committee, shares of Stock may be deducted from the payment or, in accordance with
                  Section 4(a)(ii), sold to satisfy the obligation in full or in part.

          e. Treatment of Options. Each Award of an option shall state whether it will or will not be treated as an Incentive Stock Option.

          f. Performance Conditions. The Committee may condition, or provide for the acceleration of, the exercisability or vesting of any Award upon such prerequisites as it, in its sole discretion, deems appropriate, including, but not limited to, achievement of specific objectives, whether absolute or relative to a peer group or index designated by the Committee, with respect to one or more measures of the performance of the Corporation and/or one or more Subsidiaries, including earnings per share, revenue, net income (whether before or after extraordinary items), net operating income, earnings before interest, taxes, depreciation and amortization (EBIDTA), stock price and total shareholder return. Such performance objectives shall be determined in accordance with the Corporation's audited financial statements, to the extent applicable, and so that a third party having knowledge of the relevant facts could determine whether such performance objective is met.

Section 7:  Amendment and Termination
-------------------------------------

                  The Board of Directors may at any time amend, suspend or discontinue the Plan, in whole or in part, and the Committee may at any time alter or amend any or all Award Agreements under the Plan to the extent permitted by law, but no such alteration or amendment shall impair the rights of any holder of an Award without the holder's consent. Notwithstanding the foregoing, no such action may, without approval of the shareowners of the Corporation, increase the number of shares of Stock with respect to which Awards may be granted or reduce the exercise price of any Option below Fair Market Value on the date of grant.

Section 8:  Administration
--------------------------

          a. The Committee shall have full and complete authority, in its sole and absolute discretion, (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any related document,
                  (iii) to prescribe, amend and rescind rules relating to the Plan, (iv) to make all determinations necessary or advisable in administering the Plan, and (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan. The actions and determinations of the Committee on all matters relating to the Plan and any Awards will be final and conclusive. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among Employees and Non-Employees who receive, or who are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

          b. The Committee and others to whom the Committee has delegated such duties shall keep a record of all their proceedings and actions and shall maintain all such books of account, records and other data as shall be necessary for the proper administration of the Plan.

          c. The Corporation shall pay all reasonable expenses of administering the Plan, including, but not limited to, the payment of professional fees.

          d. The Committee may appoint such accountants, counsel, and other experts as it deems necessary or desirable in connection with the administration of the Plan. The Committee may delegate to the officers or employees of the Corporation and its Subsidiaries the authority to execute and deliver such instruments and documents, to do all such acts and things, and to take all such other steps deemed necessary, advisable or convenient for the effective administration of the Plan in accordance with its terms and purpose, except that the Committee may not delegate any discretionary authority with respect to substantive decisions or functions regarding the Plan or Awards thereunder as these relate to executive officers (within the meaning of Rule 3b-7 under the Exchange Act, or any successor provision) of the Corporation.

Section 9:  Adjustment Provisions
---------------------------------

          a. In the event of any change in the outstanding shares of Stock by reason of a stock dividend or split, recapitalization, merger or consolidation (whether or not the Corporation is a surviving corporation), reorganization, combination or exchange of shares or other similar corporate changes or an extraordinary dividend payback in cash or property, the number of shares of Stock (or other securities) then remaining subject to this Plan, and the maximum number of shares that may be issued to any single Participant pursuant to this Plan, including those that are then covered by outstanding Awards, shall (i) in the event of an increase in the number of outstanding shares, be proportionately increased and the price for each share then covered by an outstanding Award shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares, be proportionately reduced and the price for each share then covered by an outstanding Award shall be proportionately increased.

          b. The Committee shall make any further adjustments as it deems necessary to ensure equitable treatment of any holder of an Award as the result of any transaction affecting the securities subject to the Plan not described in
                  (a), or as is required or authorized under the terms of any applicable Award Agreement.

          c. The existence of the Plan and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Board of Directors or the shareholders of the Corporation to make or authorize any adjustment, recapitalization, reorganization or other capital structure of its business, any merger or consolidation of the Corporation, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or the rights thereof, the dissolution or liquidation of the Corporation or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

Section 10:  Change of Control
------------------------------

          a. In the event of a Change of Control shall occur, then, (i) all Awards granted as Non-qualified Stock Options or Incentive Stock Options then outstanding pursuant to the Plan shall forthwith become fully exercisable whether or not otherwise then exercisable and (ii) the restrictions on all Stock granted as Restricted Stock under the Plan shall forthwith lapse.

          b.      Change of Control means:

                  (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a Person) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange
                      Act) of 20% or more of either (A) the then outstanding shares of Common Stock of Conexant (the Outstanding Conexant Common Stock) or (B) the combined voting power of the then outstanding voting securities of Conexant entitled to vote generally in the election of directors (the Outstanding Conexant Voting Securities); provided, however, that for purposes of this subparagraph (i), the following acquisitions shall not constitute a Change of
                      Control: (w) any acquisition directly from Conexant, (x) any acquisition by Conexant, (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by Conexant, Rockwell International Corporation (Rockwell) or any corporation controlled by Conexant or Rockwell or (z) any acquisition pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection
                      (iii) of this Section 10.b.; or

                 (ii) Individuals who, as of the date of the pro rata
                      distribution of all the outstanding Stock by Rockwell to its shareowners (Conexant Distribution Date), constitute the Board of Directors (the Incumbent Board) cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to that date whose election, or nomination for election by Conexant's shareowners, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors; or

                (iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of Conexant or the acquisition of assets of another entity (a Corporate Transaction), in each case, unless, following such Corporate Transaction, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Conexant Common Stock and Outstanding Conexant Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction of the Outstanding Conexant Common Stock and Outstanding Conexant Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Corporate Transaction) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Corporate Transaction and (C) at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors, providing for such Corporate Transaction; or

                 (iv) Approval by Conexant's shareowners of a complete
                      liquidation or dissolution of Conexant.

Section 11:  Miscellaneous
--------------------------

          a. Other Payments or Awards. Nothing contained in the Plan shall be deemed in any way to limit or restrict the Corporation or a Subsidiary from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

          b. Payments to Other Persons. If payments are legally required to be made to any person other than the person to whom any amount is made available under the Plan, payments shall be made accordingly. Any such payment shall be a complete discharge of the liability hereunder.

          c. Unfunded Plan. The Plan shall be unfunded. No provision of the Plan or any Award Agreement shall require the Corporation or a Subsidiary, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Corporation or a Subsidiary maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Corporation or a Subsidiary, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under generally applicable law.

          d. Limits of Liability. Any liability of the Corporation or a Subsidiary to any Participant with respect to an Award shall be based solely upon contractual obligations created by the Plan and the Award Agreement. Neither the Corporation or its Subsidiaries, nor any member of the Board of Directors or of the Committee, nor any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability to any party for any action taken, or not taken, in good faith under the Plan.

          e. Rights of Employees and Non-Employees. Status as an eligible Employee or Non-Employee shall not be construed as a commitment that any Award shall be made under this Plan to such eligible Employee or Non-Employee or to eligible Employees or Non-Employees generally. Nothing contained in this Plan or in any Award Agreement shall confer upon any Employee or Non-Employee any right to continue in the employ or other service of or, in the case of prospective employees, become employed by the Corporation or a Subsidiary or constitute any contract or limit in any way the right of the Corporation or a Subsidiary to change such person's compensation or other benefits or, in the case of prospective employees, prospective compensation or benefits or to terminate the employment or other service or, in the case of prospective employees, withdraw an offer of employment of such person with or without Cause.

          f. Section Headings. The section headings contained herein are for the purpose of convenience only, and in the event of any conflict, the text of the Plan, rather than the section headings, shall control.

          g. Gender, Etc. In interpreting the Plan, the masculine gender shall include the feminine, the neuter gender shall include the masculine or feminine, and the singular shall include the plural unless the context clearly indicates otherwise.

          h. Invalidity. If any term or provision contained herein or in any Award Agreement shall to any extent be invalid or unenforceable, such term or provision will be reformed so that it is valid, and such invalidity or unenforceability shall not affect any other provision or part thereof.

          i. Applicable Law. The Plan, the Award Agreements and all actions taken hereunder or thereunder shall be governed by, and construed in accordance with, the laws of the State of California without regard to the conflict of law principles thereof.

          j. Compliance with Laws. Notwithstanding anything contained herein or in any Award Agreement to the contrary, the Corporation shall not be required to sell or issue shares of Stock hereunder or thereunder if the issuance thereof would constitute a violation by the Participant or the Corporation of any provisions of any law or regulation of any governmental authority or any national securities exchange; and as a condition of any sale or issuance the Corporation may require such agreements or undertakings, if any, as the Corporation may deem necessary or advisable to assure compliance with any such law or regulation.

          k. Non-Assignability. Except as otherwise determined by the Committee in an Award Agreement, no Award shall be assignable or transferable except by will or by the laws of descent and distribution, and, during the lifetime of a Participant, an Award shall be exercised only by such Participant or by his or her guardian or legal representative.

          l. Effective Date and Term. The Plan was adopted by the Board of Directors and shall be submitted to the sole shareowner of the Corporation, and if approved, shall be effective as of Conexant Distribution Date. The Committee may grant Awards prior to shareowner approval, provided, however, that Awards granted prior to such shareowner approval are automatically canceled if shareowner approval is not obtained at or prior to the period ending twelve months after the date the Plan is effective and provided further that no Award may be exercisable prior to the date shareowner approval is obtained. The Plan shall remain in effect until all Awards under the Plan have been exercised or terminated under the terms of the Plan and applicable Award Agreements, provided that Awards under the Plan may only be granted within ten (10) years from the effective date of the Plan.

                                                                      Appendix 2
                                                                      ----------

                                PRELIMINARY COPY
                                ----------------

                                      PROXY
                             CONEXANT SYSTEMS, INC.
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned hereby appoints Dwight W. Decker and Dennis E. O'Reilly, and each of them, with power to act without the other and with full power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Conexant Systems, Inc. Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareowners of the Company to be held on February 10, 2000, or any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting.

         To vote in accordance with the Board of Directors' recommendations just sign and date the other side; no boxes need to be checked.

Comments: ___________________________________________________________________
          ___________________________________________________________________
          ___________________________________________________________________
          ___________________________________________________________________
          (If you have written in the above space, please mark the "Comments"
                             box on the other side.)

       (Continued, and to be marked, dated and signed, on the other side)

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

Where a vote is not specified, the proxies will vote the shares represented by the proxy FOR the election    Please mark your
of directors and FOR proposals 2, 3 and 4 and will vote in accordance with their discretion on such other    your votes as
matters as may properly come before the meeting.                                                             indicated in      [X]
                                                                                                             this example.

1. ELECTION OF TWO DIRECTORS - Nominees:
                                                       FOR   WITHHELD      3. APPROVAL OF AMENDMENTS TO 1999    FOR  AGAINST ABSTAIN
01) D.W. Decker     02) F.C. Farrill                         FOR ALL          LONG-TERM INCENTIVES PLAN         [ ]    [ ]     [ ]

(Instruction: To withhold authority to vote for any    [ ]     [ ]
individual nominee, write that nominee's name in the                       4. RATIFICATION OF APPOINTMENT OF    FOR  AGAINST ABSTAIN
space provided below.)                                                        AUDITORS                          [ ]    [ ]     [ ]

____________________________________________________

                                            I consent to future access of the Annual Reports           I/we plan to attend the
2. APPROVAL OF AMENDMENT TO THE COMPANY'S   and Proxy Materials electronically via the Internet. [ ]   meeting. Please send an [ ]
   RESTATED CERTIFICATE OF INCORPORATION    I understand that the Company may no longer                       Admittance Card.
                                            distribute printed materials to me for any future
   FOR  AGAINST  ABSTAIN                    shareowner meeting until such consent is revoked.                      Comments on [ ]
   [ ]    [ ]      [ ]                      I understand that I may revoke my consent at any time.                  other side








Signature ________________________________________Signature if held jointly _______________________________ Date: ____________, 2000
In signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title.  When shares are in the name of more than one person each should sign the proxy.  Please sign, date, and return the Proxy Card promptly using the enclosed envelope.

------------------------------------------------------------------------------------------------------------------------------------
                                                      FOLD AND DETACH HERE

                                                     YOUR VOTE IS IMPORTANT!
                                                YOU CAN VOTE IN ONE OF THREE WAYS:
====================================================================================================================================
|                                        VOTE BY INTERNET: 24 hours a day, 7 days a week.                                          |
|                           Follow the instructions at our Website Address: http://www.eproxy.com/cnxt                             |
|           If you indicate that you will be attending the meeting, you will automatically be mailed an Admittance Card.           |
====================================================================================================================================
                                                                or
====================================================================================================================================
| VOTE BY PHONE: For U.S. shareowners only, call toll-free 1-800-840-1208 on a touch tone telephone 24 hours a day, 7 days a week. |
|                             There is NO CHARGE to you for this call. Have your proxy card in hand.                               |
|       You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.      |
|OPTION 1: To vote as the Board of Directors recommends on ALL proposals, press 1.                                                 |
|                                            When asked, please confirm by Pressing 1                                              |
|OPTION 2: If you choose to vote on each proposal separately, Press 0. You will hear these instructions:                           |
|Proposal 1, Director Election Proposal: To vote FOR ALL nominees, press 1, to WITHHOLD FOR ALL nominees, press 9.                 |
|                                        To WITHHOLD FOR AN INDIVIDUAL nominee, Press 0 and listen to the instructions.            |
|Proposal 2 and All Other Proposals:     To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0                                  |
|The instructions are the same for all other proposals.                                                                            |
|                                            When asked, please confirm by Pressing 1                                              |
|Press 1 to discontinue receiving the Annual Report and Proxy Statement for this account.                                          |
|                                            When asked, please confirm by Pressing 1                                              |
====================================================================================================================================
                                                                or
====================================================================================================================================
|             VOTE BY PROXY CARD: Mark, sign and date your proxy card and return it promptly in the enclosed envelope.             |
|                    NOTE: If you voted by Internet or telephone, THERE IS NO NEED TO MAIL BACK your proxy card.                   |
====================================================================================================================================
                                                       THANK YOU FOR VOTING.
--------------------------------------------------------------------------------
|         TO VIEW OUR ANNUAL REPORT AND PROXY STATEMENT ONLINE GO TO:          |
|                           http://www.conexant.com                            |
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
|NOTE:  Seating at the Annual Shareowners Meeting will be limited, therefore,  |
|request or receipt of an Admittance Card does not guarantee the availability  |
|of a seat.                                                                    |
--------------------------------------------------------------------------------

                                                                      Appendix 3
                                                                      ----------

                                PRELIMINARY COPY
                                ----------------

                                 DIRECTION CARD
                    ROCKWELL SALARIED RETIREMENT SAVINGS PLAN
                       TO: WELLS FARGO BANK, N.A., TRUSTEE


         You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Conexant capital stock held for my account in the Rockwell Salaried Retirement Savings Plan at the Annual Meeting of Shareowners of Conexant Systems, Inc. to be held on February 10, 2000, or any adjournment thereof, as follows:

         To vote in accordance with the Board of Directors' recommendations check the boxes FOR each proposal listed on the other side, then sign, date and return card.


       (Continued, and to be marked, dated and signed, on the other side)








--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

Where a vote is not specified, the proxies will vote the shares represented by the proxy FOR the election    Please mark your
of directors and FOR proposals 2, 3 and 4 and will vote in accordance with their discretion on such other    your votes as
matters as may properly come before the meeting.                                                             indicated in      [X]
                                                                                                             this example.

1. ELECTION OF TWO DIRECTORS - Nominees:
                                                       FOR   WITHHELD      3. APPROVAL OF AMENDMENTS TO 1999    FOR  AGAINST ABSTAIN
01) D.W. Decker     02) F.C. Farrill                         FOR ALL          LONG-TERM INCENTIVES PLAN         [ ]    [ ]     [ ]

(Instruction: To withhold authority to vote for any    [ ]     [ ]
individual nominee, write that nominee's name in the                       4. RATIFICATION OF APPOINTMENT OF    FOR  AGAINST ABSTAIN
space provided below.)                                                        AUDITORS                          [ ]    [ ]     [ ]

____________________________________________________

                                            I consent to future access of the Annual Reports           I/we plan to attend the
2. APPROVAL OF AMENDMENT TO THE COMPANY'S   and Proxy Materials electronically via the Internet. [ ]   meeting. Please send an [ ]
   RESTATED CERTIFICATE OF INCORPORATION    I understand that the Company may no longer                       Admittance Card.
                                            distribute printed materials to me for any future
   FOR  AGAINST  ABSTAIN                    shareowner meeting until such consent is revoked.
   [ ]    [ ]      [ ]                      I understand that I may revoke my consent at any time.








Signature ________________________________________Signature if held jointly _______________________________ Date: ____________, 2000
In signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title.  When shares are in the name of more than one person each should sign the proxy.  Please sign, date, and return the Direction Card promptly using the enclosed envelope.

------------------------------------------------------------------------------------------------------------------------------------
                                                      FOLD AND DETACH HERE

                                                     YOUR VOTE IS IMPORTANT!
                                                YOU CAN VOTE IN ONE OF THREE WAYS:
====================================================================================================================================
|                                        VOTE BY INTERNET: 24 hours a day, 7 days a week.                                          |
|                           Follow the instructions at our Website Address: http://www.eproxy.com/cnxt                             |
|           If you indicate that you will be attending the meeting, you will automatically be mailed an Admittance Card.           |
====================================================================================================================================
                                                                or
====================================================================================================================================
| VOTE BY PHONE: For U.S. shareowners only, call toll-free 1-800-840-1208 on a touch tone telephone 24 hours a day, 7 days a week. |
|                             There is NO CHARGE to you for this call. Have your proxy card in hand.                               |
|       You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.      |
|OPTION 1: To vote as the Board of Directors recommends on ALL proposals, press 1.                                                 |
|                                            When asked, please confirm by Pressing 1                                              |
|OPTION 2: If you choose to vote on each proposal separately, Press 0. You will hear these instructions:                           |
|Proposal 1, Director Election Proposal: To vote FOR ALL nominees, press 1, to WITHHOLD FOR ALL nominees, press 9.                 |
|                                        To WITHHOLD FOR AN INDIVIDUAL nominee, Press 0 and listen to the instructions.            |
|Proposal 2 and All Other Proposals:     To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0                                  |
|The instructions are the same for all other proposals.                                                                            |
|                                            When asked, please confirm by Pressing 1                                              |
|Press 1 to discontinue receiving the Annual Report and Proxy Statement for this account.                                          |
|                                            When asked, please confirm by Pressing 1                                              |
====================================================================================================================================
                                                                or
====================================================================================================================================
|             VOTE BY PROXY CARD: Mark, sign and date your proxy card and return it promptly in the enclosed envelope.             |
|                    NOTE: If you voted by Internet or telephone, THERE IS NO NEED TO MAIL BACK your proxy card.                   |
====================================================================================================================================
                                                       THANK YOU FOR VOTING.
--------------------------------------------------------------------------------
|         TO VIEW OUR ANNUAL REPORT AND PROXY STATEMENT ONLINE GO TO:          |
|                           http://www.conexant.com                            |
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
|NOTE:  Seating at the Annual Shareowners Meeting will be limited, therefore,  |
|request or receipt of an Admittance Card does not guarantee the availability  |
|of a seat.                                                                    |
--------------------------------------------------------------------------------

                                                                      Appendix 4
                                                                      ----------

                                PRELIMINARY COPY
                                ----------------

                                 DIRECTION CARD
             ROCKWELL NON-REPRESENTED HOURLY RETIREMENT SAVINGS PLAN
                       TO: WELLS FARGO BANK, N.A., TRUSTEE


         You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Conexant capital stock held for my account in the Rockwell Non-Represented Hourly Retirement Savings Plan at the Annual Meeting of Shareowners of Conexant Systems, Inc. to be held on February 10, 2000, or any adjournment thereof, as follows:

         To vote in accordance with the Board of Directors' recommendations check the boxes FOR each proposal listed on the other side, then sign, date and return card.


       (Continued, and to be marked, dated and signed, on the other side)








--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

Where a vote is not specified, the proxies will vote the shares represented by the proxy FOR the election    Please mark your
of directors and FOR proposals 2, 3 and 4 and will vote in accordance with their discretion on such other    your votes as
matters as may properly come before the meeting.                                                             indicated in      [X]
                                                                                                             this example.

1. ELECTION OF TWO DIRECTORS - Nominees:
                                                       FOR   WITHHELD      3. APPROVAL OF AMENDMENTS TO 1999    FOR  AGAINST ABSTAIN
01) D.W. Decker     02) F.C. Farrill                         FOR ALL          LONG-TERM INCENTIVES PLAN         [ ]    [ ]     [ ]

(Instruction: To withhold authority to vote for any    [ ]     [ ]
individual nominee, write that nominee's name in the                       4. RATIFICATION OF APPOINTMENT OF    FOR  AGAINST ABSTAIN
space provided below.)                                                        AUDITORS                          [ ]    [ ]     [ ]

____________________________________________________

                                            I consent to future access of the Annual Reports           I/we plan to attend the
2. APPROVAL OF AMENDMENT TO THE COMPANY'S   and Proxy Materials electronically via the Internet. [ ]   meeting. Please send an [ ]
   RESTATED CERTIFICATE OF INCORPORATION    I understand that the Company may no longer                       Admittance Card.
                                            distribute printed materials to me for any future
   FOR  AGAINST  ABSTAIN                    shareowner meeting until such consent is revoked.
   [ ]    [ ]      [ ]                      I understand that I may revoke my consent at any time.








Signature ________________________________________Signature if held jointly _______________________________ Date: ____________, 2000
In signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title.  When shares are in the name of more than one person each should sign the proxy.  Please sign, date, and return the Direction Card promptly using the enclosed envelope.

------------------------------------------------------------------------------------------------------------------------------------
                                                      FOLD AND DETACH HERE

                                                     YOUR VOTE IS IMPORTANT!
                                                YOU CAN VOTE IN ONE OF THREE WAYS:
====================================================================================================================================
|                                        VOTE BY INTERNET: 24 hours a day, 7 days a week.                                          |
|                           Follow the instructions at our Website Address: http://www.eproxy.com/cnxt                             |
|           If you indicate that you will be attending the meeting, you will automatically be mailed an Admittance Card.           |
====================================================================================================================================
                                                                or
====================================================================================================================================
| VOTE BY PHONE: For U.S. shareowners only, call toll-free 1-800-840-1208 on a touch tone telephone 24 hours a day, 7 days a week. |
|                             There is NO CHARGE to you for this call. Have your proxy card in hand.                               |
|       You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.      |
|OPTION 1: To vote as the Board of Directors recommends on ALL proposals, press 1.                                                 |
|                                            When asked, please confirm by Pressing 1                                              |
|OPTION 2: If you choose to vote on each proposal separately, Press 0. You will hear these instructions:                           |
|Proposal 1, Director Election Proposal: To vote FOR ALL nominees, press 1, to WITHHOLD FOR ALL nominees, press 9.                 |
|                                        To WITHHOLD FOR AN INDIVIDUAL nominee, Press 0 and listen to the instructions.            |
|Proposal 2 and All Other Proposals:     To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0                                  |
|The instructions are the same for all other proposals.                                                                            |
|                                            When asked, please confirm by Pressing 1                                              |
|Press 1 to discontinue receiving the Annual Report and Proxy Statement for this account.                                          |
|                                            When asked, please confirm by Pressing 1                                              |
====================================================================================================================================
                                                                or
====================================================================================================================================
|             VOTE BY PROXY CARD: Mark, sign and date your proxy card and return it promptly in the enclosed envelope.             |
|                    NOTE: If you voted by Internet or telephone, THERE IS NO NEED TO MAIL BACK your proxy card.                   |
====================================================================================================================================
                                                       THANK YOU FOR VOTING.
--------------------------------------------------------------------------------
|         TO VIEW OUR ANNUAL REPORT AND PROXY STATEMENT ONLINE GO TO:          |
|                           http://www.conexant.com                            |
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
|NOTE:  Seating at the Annual Shareowners Meeting will be limited, therefore,  |
|request or receipt of an Admittance Card does not guarantee the availability  |
|of a seat.                                                                    |
--------------------------------------------------------------------------------

                                                                      Appendix 5
                                                                      ----------
                                PRELIMINARY COPY
                                ----------------

                                 DIRECTION CARD
                ROCKWELL EMPLOYEE SAVINGS AND INVESTMENT PLAN FOR
                          REPRESENTED HOURLY EMPLOYEES
                       TO: WELLS FARGO BANK, N.A., TRUSTEE


         You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Conexant capital stock held for my account in the Rockwell Employee Savings and Investment Plan for Represented Hourly Employees at the Annual Meeting of Shareowners of Conexant Systems, Inc. to be held on February 10, 2000, or any adjournment thereof, as follows:

         To vote in accordance with the Board of Directors' recommendations check the boxes FOR each proposal listed on the other side, then sign, date and return card.


       (Continued, and to be marked, dated and signed, on the other side)








--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

Where a vote is not specified, the proxies will vote the shares represented by the proxy FOR the election    Please mark your
of directors and FOR proposals 2, 3 and 4 and will vote in accordance with their discretion on such other    your votes as
matters as may properly come before the meeting.                                                             indicated in      [X]
                                                                                                             this example.

1. ELECTION OF TWO DIRECTORS - Nominees:
                                                       FOR   WITHHELD      3. APPROVAL OF AMENDMENTS TO 1999    FOR  AGAINST ABSTAIN
01) D.W. Decker     02) F.C. Farrill                         FOR ALL          LONG-TERM INCENTIVES PLAN         [ ]    [ ]     [ ]

(Instruction: To withhold authority to vote for any    [ ]     [ ]
individual nominee, write that nominee's name in the                       4. RATIFICATION OF APPOINTMENT OF    FOR  AGAINST ABSTAIN
space provided below.)                                                        AUDITORS                          [ ]    [ ]     [ ]

____________________________________________________

                                            I consent to future access of the Annual Reports           I/we plan to attend the
2. APPROVAL OF AMENDMENT TO THE COMPANY'S   and Proxy Materials electronically via the Internet. [ ]   meeting. Please send an [ ]
   RESTATED CERTIFICATE OF INCORPORATION    I understand that the Company may no longer                       Admittance Card.
                                            distribute printed materials to me for any future
   FOR  AGAINST  ABSTAIN                    shareowner meeting until such consent is revoked.
   [ ]    [ ]      [ ]                      I understand that I may revoke my consent at any time.








Signature ________________________________________Signature if held jointly _______________________________ Date: ____________, 2000
In signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title.  When shares are in the name of more than one person each should sign the proxy.  Please sign, date, and return the Direction Card promptly using the enclosed envelope.

------------------------------------------------------------------------------------------------------------------------------------
                                                      FOLD AND DETACH HERE

                                                     YOUR VOTE IS IMPORTANT!
                                                YOU CAN VOTE IN ONE OF THREE WAYS:
====================================================================================================================================
|                                        VOTE BY INTERNET: 24 hours a day, 7 days a week.                                          |
|                           Follow the instructions at our Website Address: http://www.eproxy.com/cnxt                             |
|           If you indicate that you will be attending the meeting, you will automatically be mailed an Admittance Card.           |
====================================================================================================================================
                                                                or
====================================================================================================================================
| VOTE BY PHONE: For U.S. shareowners only, call toll-free 1-800-840-1208 on a touch tone telephone 24 hours a day, 7 days a week. |
|                             There is NO CHARGE to you for this call. Have your proxy card in hand.                               |
|       You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.      |
|OPTION 1: To vote as the Board of Directors recommends on ALL proposals, press 1.                                                 |
|                                            When asked, please confirm by Pressing 1                                              |
|OPTION 2: If you choose to vote on each proposal separately, Press 0. You will hear these instructions:                           |
|Proposal 1, Director Election Proposal: To vote FOR ALL nominees, press 1, to WITHHOLD FOR ALL nominees, press 9.                 |
|                                        To WITHHOLD FOR AN INDIVIDUAL nominee, Press 0 and listen to the instructions.            |
|Proposal 2 and All Other Proposals:     To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0                                  |
|The instructions are the same for all other proposals.                                                                            |
|                                            When asked, please confirm by Pressing 1                                              |
|Press 1 to discontinue receiving the Annual Report and Proxy Statement for this account.                                          |
|                                            When asked, please confirm by Pressing 1                                              |
====================================================================================================================================
                                                                or
====================================================================================================================================
|             VOTE BY PROXY CARD: Mark, sign and date your proxy card and return it promptly in the enclosed envelope.             |
|                    NOTE: If you voted by Internet or telephone, THERE IS NO NEED TO MAIL BACK your proxy card.                   |
====================================================================================================================================
                                                       THANK YOU FOR VOTING.
--------------------------------------------------------------------------------
|         TO VIEW OUR ANNUAL REPORT AND PROXY STATEMENT ONLINE GO TO:          |
|                           http://www.conexant.com                            |
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
|NOTE:  Seating at the Annual Shareowners Meeting will be limited, therefore,  |
|request or receipt of an Admittance Card does not guarantee the availability  |
|of a seat.                                                                    |
--------------------------------------------------------------------------------

                                                                      Appendix 6
                                                                      ----------
                                PRELIMINARY COPY
                                ----------------

                                 DIRECTION CARD
             ROCKWELL RETIREMENT SAVINGS PLAN FOR CERTAIN EMPLOYEES
                       TO: WELLS FARGO BANK, N.A., TRUSTEE


         You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Conexant capital stock held for my account in the Rockwell Retirement Savings Plan for Certain Employees at the Annual Meeting of Shareowners of Conexant Systems, Inc. to be held on February 10, 2000, or any adjournment thereof, as follows:

         To vote in accordance with the Board of Directors' recommendations check the boxes FOR each proposal listed on the other side, then sign, date and return card.


       (Continued, and to be marked, dated and signed, on the other side)








--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

Where a vote is not specified, the proxies will vote the shares represented by the proxy FOR the election    Please mark your
of directors and FOR proposals 2, 3 and 4 and will vote in accordance with their discretion on such other    your votes as
matters as may properly come before the meeting.                                                             indicated in      [X]
                                                                                                             this example.

1. ELECTION OF TWO DIRECTORS - Nominees:
                                                       FOR   WITHHELD      3. APPROVAL OF AMENDMENTS TO 1999    FOR  AGAINST ABSTAIN
01) D.W. Decker     02) F.C. Farrill                         FOR ALL          LONG-TERM INCENTIVES PLAN         [ ]    [ ]     [ ]

(Instruction: To withhold authority to vote for any    [ ]     [ ]
individual nominee, write that nominee's name in the                       4. RATIFICATION OF APPOINTMENT OF    FOR  AGAINST ABSTAIN
space provided below.)                                                        AUDITORS                          [ ]    [ ]     [ ]

____________________________________________________

                                            I consent to future access of the Annual Reports           I/we plan to attend the
2. APPROVAL OF AMENDMENT TO THE COMPANY'S   and Proxy Materials electronically via the Internet. [ ]   meeting. Please send an [ ]
   RESTATED CERTIFICATE OF INCORPORATION    I understand that the Company may no longer                       Admittance Card.
                                            distribute printed materials to me for any future
   FOR  AGAINST  ABSTAIN                    shareowner meeting until such consent is revoked.
   [ ]    [ ]      [ ]                      I understand that I may revoke my consent at any time.








Signature ________________________________________Signature if held jointly _______________________________ Date: ____________, 2000
In signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title.  When shares are in the name of more than one person each should sign the proxy.  Please sign, date, and return the Direction Card promptly using the enclosed envelope.

------------------------------------------------------------------------------------------------------------------------------------
                                                      FOLD AND DETACH HERE

                                                     YOUR VOTE IS IMPORTANT!
                                                YOU CAN VOTE IN ONE OF THREE WAYS:
====================================================================================================================================
|                                        VOTE BY INTERNET: 24 hours a day, 7 days a week.                                          |
|                           Follow the instructions at our Website Address: http://www.eproxy.com/cnxt                             |
|           If you indicate that you will be attending the meeting, you will automatically be mailed an Admittance Card.           |
====================================================================================================================================
                                                                or
====================================================================================================================================
| VOTE BY PHONE: For U.S. shareowners only, call toll-free 1-800-840-1208 on a touch tone telephone 24 hours a day, 7 days a week. |
|                             There is NO CHARGE to you for this call. Have your proxy card in hand.                               |
|       You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.      |
|OPTION 1: To vote as the Board of Directors recommends on ALL proposals, press 1.                                                 |
|                                            When asked, please confirm by Pressing 1                                              |
|OPTION 2: If you choose to vote on each proposal separately, Press 0. You will hear these instructions:                           |
|Proposal 1, Director Election Proposal: To vote FOR ALL nominees, press 1, to WITHHOLD FOR ALL nominees, press 9.                 |
|                                        To WITHHOLD FOR AN INDIVIDUAL nominee, Press 0 and listen to the instructions.            |
|Proposal 2 and All Other Proposals:     To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0                                  |
|The instructions are the same for all other proposals.                                                                            |
|                                            When asked, please confirm by Pressing 1                                              |
|Press 1 to discontinue receiving the Annual Report and Proxy Statement for this account.                                          |
|                                            When asked, please confirm by Pressing 1                                              |
====================================================================================================================================
                                                                or
====================================================================================================================================
|             VOTE BY PROXY CARD: Mark, sign and date your proxy card and return it promptly in the enclosed envelope.             |
|                    NOTE: If you voted by Internet or telephone, THERE IS NO NEED TO MAIL BACK your proxy card.                   |
====================================================================================================================================
                                                       THANK YOU FOR VOTING.
--------------------------------------------------------------------------------
|         TO VIEW OUR ANNUAL REPORT AND PROXY STATEMENT ONLINE GO TO:          |
|                           http://www.conexant.com                            |
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
|NOTE:  Seating at the Annual Shareowners Meeting will be limited, therefore,  |
|request or receipt of an Admittance Card does not guarantee the availability  |
|of a seat.                                                                    |
--------------------------------------------------------------------------------

                                                                      Appendix 7
                                                                      ----------
                                PRELIMINARY COPY
                                ----------------

                                 DIRECTION CARD
                       CONEXANT SALARIED 401K SAVINGS PLAN
                   TO: FIDELITY MANAGEMENT TRUST CO., TRUSTEE


         You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Conexant capital stock held for my account in the Conexant Salaried 401K Savings Plan at the Annual Meeting of Shareowners of Conexant Systems, Inc. to be held on February 10, 2000, or any adjournment thereof, as follows:

         To vote in accordance with the Board of Directors' recommendations check the boxes FOR each proposal listed on the other side, then sign, date and return card.


       (Continued, and to be marked, dated and signed, on the other side)








--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

Where a vote is not specified, the proxies will vote the shares represented by the proxy FOR the election    Please mark your
of directors and FOR proposals 2, 3 and 4 and will vote in accordance with their discretion on such other    your votes as
matters as may properly come before the meeting.                                                             indicated in      [X]
                                                                                                             this example.

1. ELECTION OF TWO DIRECTORS - Nominees:
                                                       FOR   WITHHELD      3. APPROVAL OF AMENDMENTS TO 1999    FOR  AGAINST ABSTAIN
01) D.W. Decker     02) F.C. Farrill                         FOR ALL          LONG-TERM INCENTIVES PLAN         [ ]    [ ]     [ ]

(Instruction: To withhold authority to vote for any    [ ]     [ ]
individual nominee, write that nominee's name in the                       4. RATIFICATION OF APPOINTMENT OF    FOR  AGAINST ABSTAIN
space provided below.)                                                        AUDITORS                          [ ]    [ ]     [ ]

____________________________________________________

                                            I consent to future access of the Annual Reports           I/we plan to attend the
2. APPROVAL OF AMENDMENT TO THE COMPANY'S   and Proxy Materials electronically via the Internet. [ ]   meeting. Please send an [ ]
   RESTATED CERTIFICATE OF INCORPORATION    I understand that the Company may no longer                       Admittance Card.
                                            distribute printed materials to me for any future
   FOR  AGAINST  ABSTAIN                    shareowner meeting until such consent is revoked.
   [ ]    [ ]      [ ]                      I understand that I may revoke my consent at any time.








Signature ________________________________________Signature if held jointly _______________________________ Date: ____________, 2000
In signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title.  When shares are in the name of more than one person each should sign the proxy.  Please sign, date, and return the Direction Card promptly using the enclosed envelope.

------------------------------------------------------------------------------------------------------------------------------------
                                                      FOLD AND DETACH HERE

                                                     YOUR VOTE IS IMPORTANT!
                                                YOU CAN VOTE IN ONE OF THREE WAYS:
====================================================================================================================================
|                                        VOTE BY INTERNET: 24 hours a day, 7 days a week.                                          |
|                           Follow the instructions at our Website Address: http://www.eproxy.com/cnxt                             |
|           If you indicate that you will be attending the meeting, you will automatically be mailed an Admittance Card.           |
====================================================================================================================================
                                                                or
====================================================================================================================================
| VOTE BY PHONE: For U.S. shareowners only, call toll-free 1-800-840-1208 on a touch tone telephone 24 hours a day, 7 days a week. |
|                             There is NO CHARGE to you for this call. Have your proxy card in hand.                               |
|       You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.      |
|OPTION 1: To vote as the Board of Directors recommends on ALL proposals, press 1.                                                 |
|                                            When asked, please confirm by Pressing 1                                              |
|OPTION 2: If you choose to vote on each proposal separately, Press 0. You will hear these instructions:                           |
|Proposal 1, Director Election Proposal: To vote FOR ALL nominees, press 1, to WITHHOLD FOR ALL nominees, press 9.                 |
|                                        To WITHHOLD FOR AN INDIVIDUAL nominee, Press 0 and listen to the instructions.            |
|Proposal 2 and All Other Proposals:     To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0                                  |
|The instructions are the same for all other proposals.                                                                            |
|                                            When asked, please confirm by Pressing 1                                              |
|Press 1 to discontinue receiving the Annual Report and Proxy Statement for this account.                                          |
|                                            When asked, please confirm by Pressing 1                                              |
====================================================================================================================================
                                                                or
====================================================================================================================================
|             VOTE BY PROXY CARD: Mark, sign and date your proxy card and return it promptly in the enclosed envelope.             |
|                    NOTE: If you voted by Internet or telephone, THERE IS NO NEED TO MAIL BACK your proxy card.                   |
====================================================================================================================================
                                                       THANK YOU FOR VOTING.
--------------------------------------------------------------------------------
|         TO VIEW OUR ANNUAL REPORT AND PROXY STATEMENT ONLINE GO TO:          |
|                           http://www.conexant.com                            |
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
|NOTE:  Seating at the Annual Shareowners Meeting will be limited, therefore,  |
|request or receipt of an Admittance Card does not guarantee the availability  |
|of a seat.                                                                    |
--------------------------------------------------------------------------------

                                                                      Appendix 8
                                                                      ----------
                                PRELIMINARY COPY
                                ----------------

                                 DIRECTION CARD
                        CONEXANT HOURLY 401K SAVINGS PLAN
                   TO: FIDELITY MANAGEMENT TRUST CO., TRUSTEE


         You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Conexant capital stock held for my account in the Conexant Hourly 401K Savings Plan at the Annual Meeting of Shareowners of Conexant Systems, Inc. to be held on February 10, 2000, or any adjournment thereof, as follows:

         To vote in accordance with the Board of Directors' recommendations check the boxes FOR each proposal listed on the other side, then sign, date and return card.


       (Continued, and to be marked, dated and signed, on the other side)








--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

Where a vote is not specified, the proxies will vote the shares represented by the proxy FOR the election    Please mark your
of directors and FOR proposals 2, 3 and 4 and will vote in accordance with their discretion on such other    your votes as
matters as may properly come before the meeting.                                                             indicated in      [X]
                                                                                                             this example.

1. ELECTION OF TWO DIRECTORS - Nominees:
                                                       FOR   WITHHELD      3. APPROVAL OF AMENDMENTS TO 1999    FOR  AGAINST ABSTAIN
01) D.W. Decker     02) F.C. Farrill                         FOR ALL          LONG-TERM INCENTIVES PLAN         [ ]    [ ]     [ ]

(Instruction: To withhold authority to vote for any    [ ]     [ ]
individual nominee, write that nominee's name in the                       4. RATIFICATION OF APPOINTMENT OF    FOR  AGAINST ABSTAIN
space provided below.)                                                        AUDITORS                          [ ]    [ ]     [ ]

____________________________________________________

                                            I consent to future access of the Annual Reports           I/we plan to attend the
2. APPROVAL OF AMENDMENT TO THE COMPANY'S   and Proxy Materials electronically via the Internet. [ ]   meeting. Please send an [ ]
   RESTATED CERTIFICATE OF INCORPORATION    I understand that the Company may no longer                       Admittance Card.
                                            distribute printed materials to me for any future
   FOR  AGAINST  ABSTAIN                    shareowner meeting until such consent is revoked.
   [ ]    [ ]      [ ]                      I understand that I may revoke my consent at any time.








Signature ________________________________________Signature if held jointly _______________________________ Date: ____________, 2000
In signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title.  When shares are in the name of more than one person each should sign the proxy.  Please sign, date, and return the Direction Card promptly using the enclosed envelope.

------------------------------------------------------------------------------------------------------------------------------------
                                                      FOLD AND DETACH HERE

                                                     YOUR VOTE IS IMPORTANT!
                                                YOU CAN VOTE IN ONE OF THREE WAYS:
====================================================================================================================================
|                                        VOTE BY INTERNET: 24 hours a day, 7 days a week.                                          |
|                           Follow the instructions at our Website Address: http://www.eproxy.com/cnxt                             |
|           If you indicate that you will be attending the meeting, you will automatically be mailed an Admittance Card.           |
====================================================================================================================================
                                                                or
====================================================================================================================================
| VOTE BY PHONE: For U.S. shareowners only, call toll-free 1-800-840-1208 on a touch tone telephone 24 hours a day, 7 days a week. |
|                             There is NO CHARGE to you for this call. Have your proxy card in hand.                               |
|       You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.      |
|OPTION 1: To vote as the Board of Directors recommends on ALL proposals, press 1.                                                 |
|                                            When asked, please confirm by Pressing 1                                              |
|OPTION 2: If you choose to vote on each proposal separately, Press 0. You will hear these instructions:                           |
|Proposal 1, Director Election Proposal: To vote FOR ALL nominees, press 1, to WITHHOLD FOR ALL nominees, press 9.                 |
|                                        To WITHHOLD FOR AN INDIVIDUAL nominee, Press 0 and listen to the instructions.            |
|Proposal 2 and All Other Proposals:     To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0                                  |
|The instructions are the same for all other proposals.                                                                            |
|                                            When asked, please confirm by Pressing 1                                              |
|Press 1 to discontinue receiving the Annual Report and Proxy Statement for this account.                                          |
|                                            When asked, please confirm by Pressing 1                                              |
====================================================================================================================================
                                                                or
====================================================================================================================================
|             VOTE BY PROXY CARD: Mark, sign and date your proxy card and return it promptly in the enclosed envelope.             |
|                    NOTE: If you voted by Internet or telephone, THERE IS NO NEED TO MAIL BACK your proxy card.                   |
====================================================================================================================================
                                                       THANK YOU FOR VOTING.
--------------------------------------------------------------------------------
|         TO VIEW OUR ANNUAL REPORT AND PROXY STATEMENT ONLINE GO TO:          |
|                           http://www.conexant.com                            |
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
|NOTE:  Seating at the Annual Shareowners Meeting will be limited, therefore,  |
|request or receipt of an Admittance Card does not guarantee the availability  |
|of a seat.                                                                    |
--------------------------------------------------------------------------------